UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-21598)

Exact name of registrant as specified in charter:	Putnam RetirementReady Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2012

Date of reporting period:	August 1, 2011 — July 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam RetirementReady® Funds

Annual report
7|31|12

A world of investing.™

Putnam INVESTMENTS

PUTNAM RETIREMENTREADY FUNDS invest in a diversified mix of Putnam portfolios and funds to match the time horizons of retirement investors.

Putnam
RetirementReady® Funds

Putnam RetirementReady 2055 Fund	Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2050 Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2045 Fund	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2040 Fund	Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2035 Fund	Putnam Retirement Income Fund Lifestyle 1

Annual report
7 | 31 | 12

Message from the Trustees	1

About the funds	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	25

Terms and definitions	29

Other information for shareholders	30

Trustee approval of management contract	31

Financial statements	36

Federal tax information	103

About the Trustees	104

Officers	106

Consider these risks before investing: The allocation of assets among the underlying funds may hurt fund performance. The funds also bear the following risks associated with the underlying funds. The prices of stocks and bonds in the underlying funds’ portfolios may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The efforts of some underlying funds to produce lower volatility returns may not be successful and may make it more difficult at times for these funds to achieve their targeted returns. In addition, under certain market conditions, the funds may accept greater volatility than would typically be the case in order to seek their targeted returns. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. An underlying fund’s allocation of assets among permitted asset categories may hurt performance. An underlying fund’s active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. An underlying fund’s use of leverage increases these risks by increasing investment exposure. The funds may invest in a money market fund for cash management. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Message from the Trustees

Dear Fellow Shareholder:

High volatility continues to challenge stock and bond investors around the globe. Year-to-date through July 2012, markets have made major advances and suffered sharp declines. Investor confidence has accordingly waxed, waned, and rebounded with renewed strength. These fluctuations reflect fast-changing perceptions of global macroeconomic data and policymakers’ inability to decisively solve problems ranging from deep structural issues in Europe’s economy to China’s fluctuating growth rate and U.S. fiscal risks. Amid the uncertainties these challenges engender, taking the long view becomes all the more critical for investors, as does relying on the expertise of a financial advisor, who can help you maintain a balanced investment approach.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam RetirementReady Funds

Diversification that adjusts automatically over time

It can be challenging to diversify and monitor your retirement investments, but Putnam RetirementReady Funds can make it a little easier.

Each fund invests in a combination of Putnam portfolios to provide you with exposure to a variety of asset classes and investment styles. A fund's target date corresponds to the year you expect to begin withdrawing assets — which is typically in retirement. Investment allocations are more aggressive when the target date is far off and gradually become more conservative as this date draws closer.

While the funds offer attractive features, the principal value of the funds is not guaranteed at any time, including the target date. While diversification can help protect your returns from excessive volatility, you can still lose money.

UNDERLYING PUTNAM FUNDS RetirementReady Funds allocate your retirement savings across a series of underlying funds based on your targeted retirement date.	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Retirement Income Fund Lifestyle I
Putnam Dynamic Asset Allocation Equity Fund*	73%	71%	56%	37%	14%	0%	0%	0%	0%	0%
Putnam Dynamic Asset Allocation Growth Fund†	16%	18%	33%	51%	68%	61%	23%	0%	0%	0%
Putnam Dynamic Asset Allocation Balanced Fund†	0%	0%	0%	0%	2%	16%	43%	48%	20%	0%
Putnam Dynamic Asset Allocation Conservative Fund†	0%	0%	0%	0%	0%	0%	1%	9%	25%	34%
Putnam Absolute Return 700 Fund	8%	8%	8%	8%	9%	11%	14%	13%	7%	0%
Putnam Absolute Return 500 Fund	2%	2%	2%	2%	4%	5%	7%	12%	22%	30%
Putnam Absolute Return 300 Fund	0%	0%	0%	0%	0%	2%	5%	9%	14%	21%
Putnam Absolute Return 100 Fund	1%	1%	1%	2%	2%	3%	4%	5%	7%	9%
Putnam Money Market Fund	0%	0%	0%	0%	1%	3%	4%	5%	6%	6%

ASSET CLASS WEIGHTING

Fixed Income

Equity

Morningstar average equity allocations as of 12/31/11

5%
6%
9%
14%
20%
28%
38%
50%
63%
75%
95%
94%
91%
86%
80%
72%
62%
50%
37%
25%

Equity and fixed-income allocations are hypothetical estimates based on strategic allocations to equity and fixed income of each Putnam Dynamic Asset Allocation Fund set forth in its prospectus, and assumptions that Putnam Money Market Fund, Putnam Absolute Return 100 Fund, and Putnam Absolute Return 300 Fund are equivalent to fixed income; Putnam Absolute Return 500 Fund is equivalent to 50% fixed income/50% equity; and Putnam Absolute Return 700 Fund is equivalent to equity. Actual allocations will vary. Because of rounding in the calculation of allocations among underlying Putnam funds and of asset class weighting, actual allocations may be more or less than these percentages, and total portfolio percentages may be more or less than 100%. For further information, please see the most recent prospectus.

2 3

Performance snapshot

Annualized total return (%) comparison as of 7/31/12

Fund returns for class A shares before sales charges

	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund

	Before sales charge	Before sales charge	Before sales charge	Before sales charge	Before sales charge

Life of fund*	5.25%	3.28%	3.71%	3.83%	3.83%

5 years	—	–1.37	–1.18	–0.86	–0.55

3 years	—	10.05	10.08	10.08	10.01

1 year	0.34	1.60	1.62	1.65	1.73

					Retirement
					Income Fund
	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Lifestyle 1

	Before sales charge	Before sales charge	Before sales charge	Before sales charge	Before sales charge

Life of fund*	3.85%	3.79%	3.46%	3.00%	2.71%

5 years	–0.24	–0.04	0.20	0.36	1.56

3 years	9.77	9.40	8.67	7.23	5.78

1 year	1.95	2.62	2.97	2.57	2.35

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00% for Retirement Income Fund Lifestyle 1 and 5.75% for all other funds; had they, returns would have been lower. See pages 5 and 12–24 for additional performance information. For a portion of the periods, the funds had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* With the exception of Putnam RetirementReady 2050 Fund and 2055 Fund (inceptions: 5/2/05 and 11/30/10, respectively), the inception date of all share classes of the RetirementReady Funds is 11/1/04.

Interview with your fund’s portfolio manager

Jeff, how would you describe the global market environment for the 12 months ended July 31, 2012?

The period was marked by great volatility, which was driven by macroeconomic events that created a “risk-on” or “risk-off” investor psychology. Consequently, asset classes moved in and out of favor, depending on market conditions.

Much of the first half of the funds’ fiscal year was plagued by overarching concerns about Europe’s sovereign debt crisis, weak U.S. economic data, and China’s decelerating economic growth. In this environment, with uncertainty high, the more resilient lower-risk asset classes outperformed, including U.S. Treasuries and defensive stocks. By January 2012, however, investor confidence had improved, and global markets rallied, especially in the United States. Better U.S. economic data, coordinated central bank efforts to ease pressure on banks in Europe, and an extension of the Federal Reserve’s accommodative monetary policy bolstered demand for lower-quality and economically sensitive assets. Stocks, commodities, credit instruments, and emerging-market currencies were among the best-performing assets in the first calendar quarter.

The rally was short lived, however, as macroeconomic concerns reasserted themselves in April. Economic outlooks for Europe and the United States became increasingly uncertain, unemployment and recessions worsened

This chart shows performance of broad market indexes for the 12 months ended 7/31/12. See pages 4 and 12–24 for additional fund performance information. Index descriptions can be found on page 29.

in Europe’s peripheral economies, Greece appeared poised to exit the eurozone, and speculation increased over an economic hard landing in China. As a result, credit spreads widened, and global equity markets sold off sharply. Risk aversion returned and dominated financial markets until the final weeks of the period, when favorable election results in Greece and the European Union summit both brought some relief.

How did Putnam RetirementReady Funds perform in this environment?

I am happy to report that the funds’ class A shares posted positive single-digit gains before sales charge across the board. Given the period’s volatility, we believe that the funds were helped, in large measure, by their global asset class diversification and our investment stance, which remains pro-risk, although less so than at the start of 2012.

At various points during the fiscal year, different asset classes led the markets, depending on their risk characteristics. A bird’s-eye view of the 12-month period reveals that the fixed-income markets generally posted gains across the board, led by U.S. credit markets and U.S. high-yield securities in particular. On the equity side, U.S. stocks outperformed international stocks by a wide margin. The more defensive large-cap stocks outperformed riskier smaller-cap stocks. From a sector perspective, the defensive theme was echoed — with health care and information technology outperforming the lagging energy and financials sectors.

The U.S. yield curve has flattened. Where are you finding the most attractive income opportunities?

The return potential in so-called “spread sectors” continues to appear attractive in our view, especially within non-agency residential mortgage-backed securities [RMBS] and high-yield corporate bonds. Both of these sectors generated positive returns for the underlying funds, even as investors shifted into a risk-off stance this past spring.

We believe one reason behind the positive performance in non-agency RMBS was investors’ appetite for their attractive yields. Non-agency mortgages carry no government guarantee. As a result, they tend to offer higher yields than a number of other sectors of the bond market — in the high single digits at period-end. Furthermore, strong demand has been met with limited supply in the non-agency RMBS market, providing further price stability to this sector in our opinion. Fundamentals in the high-yield market are also attractive, with low default rates and higher-than-average spreads relative to Treasuries.

Outside the United States, our outlook is more mixed. While the short-term liquidity issues in Europe appear to be under control, we believe the larger, longer-term structural problems have been largely unaddressed. Until real progress is made, we believe investors will continue to see waves of volatility from the European bond markets.

Should investors expect global interest rates to remain at historically low levels for the foreseeable future?

Despite the uncertain macroeconomic environment and U.S. Treasury yields reaching record lows, we continue to believe that it is a risky strategy to rely on rates declining further as a driver of returns. This is particularly true given the elevated role that central bank demand has been playing in today’s market.

Under normal circumstances, short-term interest rates are dictated by the Fed’s monetary policy, while longer-term rates are driven by expectations about inflation and macroeconomic growth. For the past few years, however, the long end of the yield curve appears to have been driven much more by supply-and-demand dynamics. With short-term rates anchored at zero, risk-averse investors seeking any return on their investment have been buying longer-dated Treasuries. At the same time, the Fed, through two rounds of quantitative easing and a program called “Operation Twist,” which in June was extended for another six months, has been buying large quantities of intermediate- and long-term Treasuries. This has removed some supply from the market and helped drive rates even lower.

At current levels, interest rates would not need to increase much in order for investors to see price declines in Treasuries and certain other high-quality bonds offering so little income to offset any negative price movements. While we anticipate heightened near-term volatility given the uncertain macroeconomic environment — and accordingly have reduced our portfolios’ risk profiles — we have maintained our bias in favor of credit risk and, to a lesser degree, prepayment risk over term-structure risk.

Have you also tempered your investment outlook for equities?

We are less bullish on equities than we were at the beginning of 2012. It is worth noting that the S&P 500 gained more than 9% in the first half of 2012, a trajectory better than its historical average. Even so, as we meet today, we have not turned bearish. However, for three reasons, we have become less supportive of outright directional risk — portfolio exposures that benefit from market direction — in any part of the world, even in the United States.

First, we have seen sentiment for equities, a contrary indicator, shift from fear to reasonable calm. Certainly, while investors remain far from ebullient about stocks, their interest in the asset class has climbed during the past nine months. Generally speaking, this suggests that valuations have become less compelling in many areas of the market. Second, we have seen troublesome developments on the earnings front. Most importantly, the pace of global economic growth appears in danger of stalling. Lastly, from a seasonal perspective, summer and early fall have not been supportive of equities — as evidenced by the S&P 500 delivering double-digit negative returns in the third quarter of 2011.

What do you see on the horizon for the markets that could influence the funds’ performance?

We believe the risks to global growth from Europe have less to do with the deepening economic downturn and more with the possibility that financial market stresses could contribute to the failure of a major European financial institution, potentially causing another Lehman-type shock to the global economy. We do not believe there is a high probability of this occurring, but we also do not believe that it is completely out of the realm of possibility, either. Operation Twist’s recent extension only adds slightly more stimulus into the economy. We believe that it is likely that the Fed will consider QE3 before the election.

The so-called “fiscal cliff” is also a growing concern. Under current law, the United States will have what the Fed calls “an abrupt and sharp fiscal tightening” at the start of 2013. The Bush-era tax cuts will expire unless extended, and sequestration of federal funding will kick in. We believe this could knock GDP growth down by at least 2.5%, and, in our estimation that could be enough to generate a recession. There is a high probability that the law will be changed, but politicians on both sides of the issue do not want to compromise before the November elections. The outcome of the election matters, and there is not much time between the election and year-end to make progress. The new administration and Congress do not take office until January, which is after sequestration. The experience of the unproductive debt-ceiling debate in the summer of 2011, in our opinion, is reason to be cautious about the ability of Washington to solve this problem expeditiously.

That said, we expect the financial markets to remain volatile and headline-driven as investors digest developments relating to the uncertain global economic recovery, possible political gridlock in the United States, the potential weakening of Chinese demand, and the European financial crisis. We currently favor a cautiously constructive positioning in the funds given the macro challenges but strong corporate fundamentals and high productivity.

Thank you, Jeff, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the funds for the entire period. Portfolio composition is subject to review in accordance with the funds’ investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your funds’ portfolio managers are Robert J. Kea, CFA; Joshua B. Kutin, CFA; and Robert J. Schoen.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the funds’ managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position. For example, the funds’ managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movements of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks, including the possibility of higher interest rates or bond prepayments, as well as to manage exposures to specific equity markets or sectors. Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. For some types of derivatives, Putnam monitors the counterparty risks we assume. Putnam also seeks to mitigate the level of ongoing counterparty credit risk by entering into collateral agreements with counterparties that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

IN THE NEWS

Despite an unsteady economic recovery, corporate earnings have continued to surprise on the upside. Through early August, nearly two thirds of the S&P 500 companies that had reported second-quarter earnings beat consensus estimates. That rate is slightly higher than the 10-year average of 62%, according to research by S&P Capital IQ. Some market watchers worry that a number of headwinds could derail the streak of higher corporate profits that began in 2009, including a strengthening U.S. dollar and a potentially deteriorating situation in Europe. Analysts currently expect S&P 500 earnings in the third quarter to be slightly lower than those recorded a year ago. But for now, the second quarter of 2012 could mark the 10th straight quarter of higher earnings for the S&P 500.

Composition of the funds’ underlying investments

Historically, each Putnam RetirementReady Fund invests, to varying degrees, in a variety of Putnam mutual funds. This section describes the goals and strategies of each of the underlying Putnam funds. For more information, please see the funds’ prospectus.

Putnam Absolute Return 100, 300, 500, and 700 Funds

Each fund pursues an “absolute return” strategy that seeks to earn a positive total return over a reasonable period of time (generally three years or more) regardless of market conditions or general market direction. The target return for each fund is the rate of inflation plus a number of basis points specified in the fund’s name. For example, the Absolute Return 500 Fund seeks to earn a total return of 500 basis points (or 5.00%) over the rate of inflation. The funds pursue their goals through portfolios that are structured to offer varying degrees of risk, expected volatility, and expected returns.

Putnam Dynamic Asset Allocation Equity Fund*

The fund’s portfolio invests mainly in stocks of companies worldwide and is designed for investors seeking long-term growth. The fund typically allocates approximately 75% of its assets to investments in U.S. companies and 25% of its assets to international companies, but allocations may vary. The Portfolio Managers can adjust allocations based on market conditions.

Putnam Dynamic Asset Allocation Growth Fund†

The fund’s portfolio invests in U.S. and international stocks and bonds and is designed for investors seeking long-term growth with moderate risk. The fund’s strategic equity weighting is 80% (the range is 65% to 95%), with the balance invested in a range of fixed-income investments. The Portfolio Managers can adjust allocations based on market conditions.

Putnam Dynamic Asset Allocation Balanced Fund†

The fund’s portfolio is diversified across stocks and bonds in global markets and is designed for investors seeking a combination of growth and current income. The fund’s strategic equity allocation is 60% (the range is 45% to 75%), with the balance invested in bonds and money market instruments. The Portfolio Managers can adjust the allocations based on market conditions.

Putnam Dynamic Asset Allocation Conservative Fund†

The fund’s globally diversified portfolio emphasizes bonds over stocks and is designed for investors who want to protect the value of their investment while receiving regular income and protection against inflation. The strategic fixed-income allocation is 70% (with a range of 55% to 85%), with the balance invested in stocks and money market instruments. The Portfolio Managers can adjust allocations based on market conditions.

Putnam Money Market Fund

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in instruments that are high quality and have short-term maturities.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

* Prior to September 30, 2011, this fund was known as Putnam Asset Allocation: Equity Portfolio.

† Prior to November 30, 2011, these funds were known as Putnam Asset Allocation: Growth Portfolio; Putnam Asset Allocation: Balanced Portfolio; and Putnam Asset Allocation: Conservative Portfolio.

Allocations by fund as of 7/31/12

Underlying Putnam Fund	Putnam RetirementReady 2055 Fund	Putnam RetirementReady 2050 Fund	Putnam RetirementReady 2045 Fund	Putnam RetirementReady 2040 Fund	Putnam RetirementReady 2035 Fund	Putnam RetirementReady 2030 Fund	Putnam RetirementReady 2025 Fund	Putnam RetirementReady 2020 Fund	Putnam RetirementReady 2015 Fund	Putnam Retirement Income Fund Lifestyle 1

Putnam Dynamic Asset
Allocation Equity Fund	73.3%	71.0%	55.5%	37.1%	13.6%	0.0%	0.0%	0.0%	0.0%	0.0%

Putnam Dynamic Asset
Allocation Growth Fund	16.0%	18.2%	33.0%	50.5%	68.1%	60.6%	23.3%	0.0%	0.0%	0.0%

Putnam Dynamic Asset
Allocation Balanced Fund	0.0%	0.0%	0.0%	0.0%	1.9%	15.8%	43.0%	47.7%	19.7%	0.0%

Putnam Dynamic Asset
Allocation Conservative Fund	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.0%	8.5%	24.7%	34.2%

Putnam Money Market Fund	0.5%	0.4%	0.4%	0.4%	1.4%	2.7%	3.7%	4.9%	5.9%	5.9%

Putnam Absolute Return
700 Fund	7.5%	7.5%	7.5%	7.5%	8.5%	11.1%	13.5%	13.1%	7.4%	0.0%

Putnam Absolute Return
500 Fund	2.2%	2.2%	2.2%	2.2%	3.8%	5.2%	6.7%	11.7%	21.7%	30.0%

Putnam Absolute Return
300 Fund	0.0%	0.0%	0.0%	0.0%	0.2%	1.7%	5.0%	9.1%	14.1%	21.0%

Putnam Absolute Return
100 Fund	0.5%	0.7%	1.3%	2.2%	2.5%	2.8%	3.8%	4.9%	6.5%	8.9%

Percentages are based on market value. Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

2055 Fund*

Life of fund	8.90%	2.64%	7.56%	3.67%	7.65%	7.65%	8.05%	4.30%	8.51%	9.44%
Annual average	5.25	1.58	4.47	2.19	4.52	4.52	4.76	2.56	5.02	5.56

1 year	0.34	–5.47	–0.44	–5.27	–0.36	–1.32	–0.10	–3.55	0.10	0.62

2050 Fund†

Life of fund	26.39%	19.12%	19.71%	19.71%	19.69%	19.69%	21.85%	17.59%	24.01%	28.62%
Annual average	3.28	2.44	2.51	2.51	2.51	2.51	2.76	2.26	3.01	3.53

5 years	–6.68	–12.05	–10.11	–11.29	–10.13	–10.13	–8.96	–12.15	–7.88	–5.56
Annual average	–1.37	–2.54	–2.11	–2.37	–2.11	–2.11	–1.86	–2.56	–1.63	–1.14

3 years	33.27	25.64	30.42	27.42	30.39	30.39	31.40	26.79	32.29	34.33
Annual average	10.05	7.91	9.26	8.41	9.25	9.25	9.53	8.23	9.78	10.34

1 year	1.60	–4.21	0.82	–4.06	0.84	–0.14	1.13	–2.39	1.28	1.83

2045 Fund‡

Life of fund	32.64%	25.02%	25.12%	25.12%	25.13%	25.13%	27.64%	23.17%	30.18%	35.20%
Annual average	3.71	2.92	2.93	2.93	2.93	2.93	3.20	2.72	3.46	3.97

5 years	–5.76	–11.18	–9.24	–10.27	–9.24	–9.24	–8.07	–11.29	–6.93	–4.60
Annual average	–1.18	–2.34	–1.92	–2.14	–1.92	–1.92	–1.67	–2.37	–1.43	–0.94

3 years	33.38	25.68	30.31	27.31	30.36	30.36	31.39	26.81	32.34	34.36
Annual average	10.08	7.92	9.23	8.38	9.24	9.24	9.53	8.24	9.79	10.35

1 year	1.62	–4.24	0.84	–4.07	0.84	–0.14	1.14	–2.40	1.36	1.86

2040 Fund‡

Life of fund	33.81%	26.11%	26.23%	26.23%	26.34%	26.34%	28.70%	24.19%	31.32%	36.38%
Annual average	3.83	3.04	3.05	3.05	3.06	3.06	3.31	2.83	3.58	4.08

5 years	–4.22	–9.72	–7.76	–8.91	–7.72	–7.72	–6.61	–9.88	–5.40	–3.04
Annual average	–0.86	–2.02	–1.60	–1.85	–1.59	–1.59	–1.36	–2.06	–1.10	–0.62

3 years	33.40	25.72	30.44	27.44	30.42	30.42	31.43	26.86	32.43	34.40
Annual average	10.08	7.93	9.26	8.42	9.26	9.26	9.54	8.25	9.82	10.36

1 year	1.65	–4.19	0.92	–4.03	0.96	–0.03	1.15	–2.41	1.46	1.92

Fund performance Total return for periods ended 7/31/12 cont.

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

2035 Fund

Life of fund	33.81%	26.11%	26.30%	26.30%	26.32%	26.32%	28.68%	24.18%	31.09%	36.41%
Annual average	3.83	3.04	3.06	3.06	3.06	3.06	3.30	2.83	3.55	4.08

5 years	–2.73	–8.33	–6.30	–7.52	–6.33	–6.33	–5.18	–8.50	–3.96	–1.54
Annual average	–0.55	–1.72	–1.29	–1.55	–1.30	–1.30	–1.06	–1.76	–0.80	–0.31

3 years	33.13	25.48	30.21	27.21	30.10	30.10	31.03	26.45	32.14	34.08
Annual average	10.01	7.86	9.20	8.35	9.17	9.17	9.43	8.14	9.73	10.27

1 year	1.73	–4.14	0.97	–3.96	0.94	–0.04	1.19	–2.36	1.46	1.97

2030 Fund

Life of fund	34.07%	26.36%	26.43%	26.43%	26.43%	26.43%	28.88%	24.37%	31.42%	36.63%
Annual average	3.85	3.06	3.07	3.07	3.07	3.07	3.33	2.85	3.59	4.11

5 years	–1.19	–6.87	–4.89	–6.18	–4.89	–4.89	–3.71	–7.08	–2.48	0.00
Annual average	–0.24	–1.41	–1.00	–1.27	–1.00	–1.00	–0.75	–1.46	–0.50	0.00

3 years	32.27	24.68	29.29	26.29	29.37	29.37	30.27	25.70	31.28	33.26
Annual average	9.77	7.63	8.94	8.09	8.96	8.96	9.21	7.92	9.50	10.04

1 year	1.95	–3.92	1.18	–3.79	1.20	0.20	1.42	–2.12	1.70	2.21

2025 Fund

Life of fund	33.45%	25.77%	25.87%	25.87%	25.86%	25.86%	28.32%	23.83%	30.90%	36.03%
Annual average	3.79	3.00	3.01	3.01	3.01	3.01	3.27	2.79	3.53	4.05

5 years	–0.19	–5.93	–3.91	–5.22	–3.91	–3.91	–2.70	–6.11	–1.42	1.03
Annual average	–0.04	–1.22	–0.79	–1.07	–0.79	–0.79	–0.55	–1.25	–0.29	0.21

3 years	30.93	23.38	27.89	24.89	27.91	27.91	28.90	24.36	29.96	31.85
Annual average	9.40	7.25	8.55	7.69	8.55	8.55	8.83	7.54	9.13	9.65

1 year	2.62	–3.29	1.85	–3.09	1.83	0.84	2.09	–1.48	2.41	2.85

2020 Fund

Life of fund	30.16%	22.68%	22.77%	22.77%	22.77%	22.77%	25.15%	20.77%	27.72%	32.68%
Annual average	3.46	2.67	2.68	2.68	2.68	2.68	2.93	2.46	3.21	3.71

5 years	0.98	–4.83	–2.78	–4.17	–2.76	–2.76	–1.58	–5.02	–0.31	2.23
Annual average	0.20	–0.99	–0.56	–0.85	–0.56	–0.56	–0.32	–1.02	–0.06	0.44

3 years	28.32	20.94	25.37	22.37	25.40	25.40	26.29	21.86	27.28	29.25
Annual average	8.67	6.54	7.83	6.96	7.84	7.84	8.09	6.81	8.37	8.93

1 year	2.97	–2.93	2.17	–2.74	2.19	1.21	2.40	–1.21	2.71	3.22

2015 Fund

Life of fund	25.75%	18.53%	18.63%	18.63%	18.66%	18.66%	21.04%	16.80%	23.37%	28.20%
Annual average	3.00	2.22	2.23	2.23	2.23	2.23	2.49	2.02	2.75	3.26

5 years	1.82	–4.03	–1.97	–3.42	–1.94	–1.94	–0.66	–4.14	0.47	3.10
Annual average	0.36	–0.82	–0.40	–0.69	–0.39	–0.39	–0.13	–0.84	0.09	0.61

3 years	23.28	16.20	20.47	17.47	20.52	20.52	21.43	17.21	22.28	24.18
Annual average	7.23	5.13	6.40	5.51	6.42	6.42	6.69	5.44	6.93	7.49

1 year	2.57	–3.31	1.82	–3.05	1.81	0.84	2.06	–1.50	2.32	2.84

Fund performance Total return for periods ended 7/31/12 cont.

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Retirement Income Fund Lifestyle 1

Life of fund	23.08%	18.16%	16.14%	16.14%	16.23%	16.23%	18.72%	14.86%	20.70%	25.45%
Annual average	2.71	2.17	1.95	1.95	1.96	1.96	2.24	1.80	2.46	2.97

5 years	8.05	3.73	4.06	2.34	4.11	4.11	5.65	2.22	6.67	9.38
Annual average	1.56	0.74	0.80	0.46	0.81	0.81	1.11	0.44	1.30	1.81

3 years	18.37	13.65	15.78	12.78	15.76	15.76	16.95	13.17	17.47	19.25
Annual average	5.78	4.36	5.01	4.09	5.00	5.00	5.36	4.21	5.51	6.04

1 year	2.35	–1.75	1.59	–3.40	1.58	0.58	2.10	–1.23	2.05	2.60

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. The maximum sales charges for Retirement Income Fund Lifestyle 1 class A and M shares are 4.00% and 3.25%, respectively. Class B share returns after the contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, these funds had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

* The inception date of Putnam RetirementReady 2055 Fund is 11/30/10, for all share classes.

† The inception date of Putnam RetirementReady 2050 Fund is 5/2/05, for all share classes.

‡ Because no class R shares of the fund were outstanding on 12/20/05 and 12/21/05, class R performance for the period from 12/19/05 to 12/21/05 is based on class A performance, adjusted for the applicable sales charge and the higher operating expenses for class R shares.

Comparative index returns For periods ended 7/31/12

		Barclays U.S.
	S&P 500 Index	Aggregate Bond Index

Life of fund*	43.28%	52.14%
Annual average	4.75	5.56

5 years	5.78	39.65
Annual average	1.13	6.91

3 years	48.64	21.99
Annual average	14.13	6.85

1 year	9.13	7.25

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Life-of-fund period begins at 11/1/04, the inception date of all Putnam RetirementReady Funds with the exception of the 2050 Fund and 2055 Fund (inceptions: 5/2/05 and 11/30/10, respectively).

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $10,756 ($10,367 after contingent deferred sales charge) and $10,765 (contingent deferred sales charge no longer applies). A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,430. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,851 and $10,944, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,971 and $11,969, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,759. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,401 and $12,862, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,512 and $12,513, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,317. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,018 and $13,520, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,623 and $12,634, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,419. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,132 and $13,638, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,630 and $12,632, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,418. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,109 and $13,641, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,643 and $12,643, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,437. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,142 and $13,663, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,587 and $12,586, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,383. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,090 and $13,603, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,277 and $12,277, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,077. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,772 and $13,268, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,863 and $11,866, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,680. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,337 and $12,820, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,614 and $11,623, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $11,486. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,070 and $12,545, respectively. See first page of performance section for performance calculation method.

Fund price and distribution information For the 12-month period ended 7/31/12

2055 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.263		$0.164	$0.236	$0.204		$0.241	$0.279

Long-term capital gains	0.080		0.080	0.080	0.080		0.080	0.080

Short-term capital gains	0.021		0.021	0.021	0.021		0.021	0.021

Total	$0.364		$0.265	$0.337	$0.305		$0.342	$0.380

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/11	$10.09	$10.71	$10.05	$10.05	$10.06	$10.42	$10.08	$10.11

7/31/12	9.73	10.32	9.72	9.65	9.72	10.07	9.72	9.76

2050 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.448		$0.384	$0.367	$0.161		$0.437	$0.485

Capital gains	—		—	—	—		—	—

Total	$0.448		$0.384	$0.367	$0.161		$0.437	$0.485

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/11	$12.86	$13.64	$12.76	$12.68	$12.74	$13.20	$12.72	$12.91

7/31/12	12.58	13.35	12.45	12.39	12.71	13.17	12.41	12.62

2045 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.427		$0.344	$0.345	$0.398		$0.406	$0.472

Capital gains	—		—	—	—		—	—

Total	$0.427		$0.344	$0.345	$0.398		$0.406	$0.472

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/11	$14.37	$15.25	$13.32	$13.42	$14.08	$14.59	$14.68	$16.77

7/31/12	14.14	15.00	13.06	13.16	13.81	14.31	14.44	16.57

2040 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.339		$0.254	$0.277	$0.213		$0.316	$0.390

Capital gains	—		—	—	—		—	—

Total	$0.339		$0.254	$0.277	$0.213		$0.316	$0.390

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/11	$15.59	$16.54	$14.56	$14.49	$14.77	$15.31	$15.95	$17.91

7/31/12	15.48	16.42	14.42	14.33	14.71	15.24	15.84	17.83

Fund price and distribution information For the 12-month period ended 7/31/12 cont.

2035 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	—		1	1

Income	$0.421		$0.329	$0.325	—		$0.403	$0.471

Capital gains	—		—	—	—		—	—

Total	$0.421		$0.329	$0.325	—		$0.403	$0.471

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/11	$16.01	$16.99	$14.89	$14.91	$15.14	$15.69	$15.45	$18.35

7/31/12	15.83	16.80	14.68	14.70	15.32	15.88	15.24	18.20

2030 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	—		1	1

Income	$0.348		$0.253	$0.256	—		$0.336	$0.401

Capital gains	—		—	—	—		—	—

Total	$0.348		$0.253	$0.256	—		$0.336	$0.401

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/11	$16.22	$17.21	$15.47	$15.50	$15.52	$16.08	$15.43	$18.31

7/31/12	16.16	17.15	15.38	15.41	15.74	16.31	15.33	18.28

2025 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.563		$0.460	$0.476	$0.482		$0.544	$0.621

Capital gains	—		—	—	—		—	—

Total	$0.563		$0.460	$0.476	$0.482		$0.544	$0.621

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/11	$17.36	$18.42	$16.31	$16.35	$16.54	$17.14	$16.32	$17.45

7/31/12	17.21	18.26	16.12	16.14	16.37	16.96	16.13	17.28

2020 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.701		$0.607	$0.612	$0.609		$0.677	$0.754

Capital gains	—		—	—	—		—	—

Total	$0.701		$0.607	$0.612	$0.609		$0.677	$0.754

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/11	$16.45	$17.45	$15.90	$15.95	$16.14	$16.73	$15.89	$18.19

7/31/12	16.19	17.18	15.60	15.65	15.88	16.46	15.60	17.97

Fund price and distribution information For the 12-month period ended 7/31/12 cont.

2015 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.808		$0.711	$0.709	$0.646		$0.786	$0.870

Capital gains	—		—	—	—		—	—

Total	$0.808		$0.711	$0.709	$0.646		$0.786	$0.870

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/11	$16.93	$17.96	$16.45	$16.44	$16.63	$17.23	$16.40	$16.99

7/31/12	16.51	17.52	16.00	15.99	16.29	16.88	15.95	16.55

Retirement Income Fund Lifestyle 1

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		1	1	12		12	12

Income	$0.280		$0.210	$0.209	$0.240		$0.242	$0.319

Capital gains	—		—	—	—		—	—

Total	$0.280		$0.210	$0.209	$0.240		$0.242	$0.319

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/11	$16.30	$16.98	$16.30	$16.34	$16.34	$16.89	$16.30	$16.35

7/31/12	16.39	17.07	16.34	16.38	16.43	16.98	16.38	16.44

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares for all funds except Retirement Income Fund Lifestyle 1, for which the rates are 4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

2055 Fund*

Life of fund	7.78%	1.58%	6.45%	2.61%	6.42%	6.42%	6.94%	3.23%	7.28%	8.20%
Annual average	4.85	1.00	4.03	1.64	4.01	4.01	4.33	2.03	4.54	5.10

1 year	–2.72	–8.32	–3.48	–8.17	–3.51	–4.44	–3.25	–6.61	–3.05	–2.54

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/12 cont.

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

2050 Fund†

Life of fund	24.98%	17.79%	18.46%	18.46%	18.44%	18.44%	20.51%	16.30%	22.71%	27.19%
Annual average	3.16	2.31	2.39	2.39	2.39	2.39	2.64	2.13	2.90	3.41

5 years	–11.56	–16.64	–14.79	–15.91	–14.82	–14.82	–13.74	–16.76	–12.65	–10.46
Annual average	–2.43	–3.57	–3.15	–3.41	–3.16	–3.16	–2.91	–3.60	–2.67	–2.19

3 years	42.04	33.87	38.94	35.94	38.91	38.91	40.00	35.08	41.04	43.15
Annual average	12.41	10.21	11.59	10.78	11.58	11.58	11.87	10.54	12.15	12.70

1 year	–1.60	–7.25	–2.30	–7.03	–2.30	–3.25	–2.06	–5.47	–1.79	–1.36

2045 Fund‡

Life of fund	31.05%	23.51%	23.78%	23.78%	23.80%	23.80%	26.16%	21.74%	28.65%	33.56%
Annual average	3.59	2.79	2.82	2.82	2.82	2.82	3.08	2.60	3.34	3.85

5 years	–10.76	–15.89	–14.00	–14.97	–13.99	–13.99	–12.96	–16.00	–11.85	–9.66
Annual average	–2.25	–3.40	–2.97	–3.19	–2.97	–2.97	–2.74	–3.43	–2.49	–2.01

3 years	41.97	33.80	38.84	35.84	38.81	38.81	39.85	34.94	40.91	43.00
Annual average	12.39	10.19	11.56	10.75	11.55	11.55	11.83	10.50	12.11	12.66

1 year	–1.52	–7.16	–2.23	–6.98	–2.20	–3.15	–1.98	–5.41	–1.77	–1.25

2040 Fund‡

Life of fund	32.16%	24.56%	24.75%	24.75%	24.84%	24.84%	27.12%	22.67%	29.74%	34.70%
Annual average	3.70	2.90	2.93	2.93	2.94	2.94	3.18	2.70	3.45	3.96

5 years	–9.08	–14.31	–12.46	–13.55	–12.43	–12.43	–11.37	–14.48	–10.21	–7.95
Annual average	–1.89	–3.04	–2.63	–2.87	–2.62	–2.62	–2.39	–3.08	–2.13	–1.64

3 years	41.96	33.78	38.69	35.69	38.78	38.78	39.67	34.77	40.84	42.95
Annual average	12.39	10.19	11.52	10.71	11.54	11.54	11.78	10.46	12.09	12.65

1 year	–1.37	–7.05	–2.15	–6.95	–2.13	–3.09	–1.88	–5.34	–1.61	–1.11

2035 Fund

Life of fund	32.12%	24.52%	24.66%	24.66%	24.77%	24.77%	27.09%	22.64%	29.46%	34.61%
Annual average	3.70	2.90	2.92	2.92	2.93	2.93	3.18	2.70	3.42	3.95

5 years	–7.47	–12.79	–10.94	–12.10	–10.91	–10.91	–9.80	–12.96	–8.64	–6.35
Annual average	–1.54	–2.70	–2.29	–2.55	–2.28	–2.28	–2.04	–2.74	–1.79	–1.30

3 years	41.64	33.50	38.36	35.36	38.43	38.43	39.40	34.49	40.48	42.59
Annual average	12.30	10.11	11.43	10.62	11.45	11.45	11.71	10.38	12.00	12.55

1 year	–1.17	–6.84	–1.98	–6.76	–1.94	–2.90	–1.69	–5.14	–1.46	–0.94

2030 Fund

Life of fund	32.25%	24.64%	24.79%	24.79%	24.79%	24.79%	27.25%	22.79%	29.71%	34.76%
Annual average	3.71	2.91	2.93	2.93	2.93	2.93	3.19	2.71	3.45	3.97

5 years	–5.84	–11.25	–9.37	–10.60	–9.37	–9.37	–8.19	–11.40	–7.03	–4.69
Annual average	–1.20	–2.36	–1.95	–2.22	–1.95	–1.95	–1.69	–2.39	–1.45	–0.96

3 years	40.61	32.54	37.39	34.39	37.44	37.44	38.47	33.58	39.53	41.69
Annual average	12.03	9.85	11.17	10.35	11.18	11.18	11.46	10.13	11.74	12.32

1 year	–0.73	–6.42	–1.54	–6.38	–1.52	–2.48	–1.21	–4.66	–0.97	–0.50

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/12 cont.

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

2025 Fund

Life of fund	31.59%	24.02%	24.23%	24.23%	24.22%	24.22%	26.68%	22.24%	29.11%	34.14%
Annual average	3.64	2.85	2.87	2.87	2.87	2.87	3.13	2.65	3.39	3.90

5 years	–4.68	–10.16	–8.20	–9.45	–8.18	–8.18	–7.00	–10.26	–5.84	–3.47
Annual average	–0.95	–2.12	–1.70	–1.97	–1.69	–1.69	–1.44	–2.14	–1.20	–0.70

3 years	38.33	30.36	35.28	32.28	35.25	35.25	36.34	31.59	37.36	39.47
Annual average	11.42	9.24	10.60	9.77	10.59	10.59	10.89	9.58	11.16	11.73

1 year	0.21	–5.56	–0.51	–5.34	–0.53	–1.50	–0.24	–3.76	–0.03	0.50

2020 Fund

Life of fund	28.31%	20.94%	21.19%	21.19%	21.13%	21.13%	23.50%	19.18%	26.00%	30.76%
Annual average	3.30	2.51	2.54	2.54	2.53	2.53	2.79	2.31	3.06	3.56

5 years	–3.19	–8.75	–6.71	–8.04	–6.75	–6.75	–5.57	–8.87	–4.36	–2.00
Annual average	–0.65	–1.81	–1.38	–1.66	–1.39	–1.39	–1.14	–1.84	–0.89	–0.40

3 years	34.52	26.76	31.46	28.46	31.48	31.48	32.46	27.81	33.46	35.43
Annual average	10.39	8.22	9.55	8.71	9.55	9.55	9.82	8.52	10.10	10.64

1 year	0.89	–4.91	0.17	–4.64	0.07	–0.89	0.36	–3.15	0.64	1.12

2015 Fund

Life of fund	24.08%	16.95%	17.14%	17.14%	17.10%	17.10%	19.47%	15.29%	21.74%	26.50%
Annual average	2.85	2.06	2.08	2.08	2.08	2.08	2.35	1.87	2.60	3.11

5 years	–1.61	–7.27	–5.24	–6.64	–5.27	–5.27	–4.00	–7.36	–2.91	–0.35
Annual average	–0.32	–1.50	–1.07	–1.36	–1.08	–1.08	–0.81	–1.52	–0.59	–0.07

3 years	27.93	20.61	25.01	22.01	24.98	24.98	26.07	21.64	26.90	28.92
Annual average	8.56	6.45	7.72	6.86	7.72	7.72	8.03	6.75	8.26	8.84

1 year	0.85	–4.97	0.06	–4.72	0.05	–0.91	0.32	–3.22	0.55	1.12

Retirement Income Fund Lifestyle 1

Life of fund	21.54%	16.68%	14.72%	14.72%	14.81%	14.81%	17.26%	13.45%	19.22%	23.87%
Annual average	2.58	2.03	1.81	1.81	1.82	1.82	2.10	1.66	2.32	2.83

5 years	5.78	1.54	1.86	0.18	1.89	1.89	3.42	0.06	4.44	7.10
Annual average	1.13	0.31	0.37	0.04	0.38	0.38	0.67	0.01	0.87	1.38

3 years	23.82	18.86	21.05	18.05	21.09	21.09	22.29	18.28	22.87	24.72
Annual average	7.38	5.93	6.57	5.69	6.59	6.59	6.94	5.76	7.11	7.64

1 year	0.92	–3.12	0.11	–4.83	0.10	–0.89	0.67	–2.61	0.62	1.16

* The inception date of Putnam RetirementReady 2055 Fund is 11/30/10, for all share classes.

† The inception date of Putnam RetirementReady 2050 Fund is 5/2/05, for all share classes.

‡ Because no class R shares of the fund were outstanding on 12/20/05 and 12/21/05, class R performance for the period from 12/19/05 to 12/21/05 is based on class A performance, adjusted for the applicable sales charge and the higher operating expenses for class R shares.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Putnam RetirementReady 2055 Fund

Estimated net expenses for the fiscal year
ended 7/31/11*	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

Your fund’s estimated total annual operating
expenses for the fiscal year ended 7/31/11	35.66%	36.41%	36.41%	36.16%	35.91%	35.41%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/12†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Putnam RetirementReady 2050 Fund

Net expenses for the fiscal year ended 7/31/11*	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

Your fund’s total annual operating expenses for
the fiscal year ended 7/31/11	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/12†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Putnam RetirementReady 2045 Fund

Net expenses for the fiscal year ended 7/31/11*	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Your fund’s total annual operating expenses for
the fiscal year ended 7/31/11	1.43%	2.18%	2.18%	1.93%	1.68%	1.18%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/12†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Putnam RetirementReady 2040 Fund

Net expenses for the fiscal year ended 7/31/11*	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Your fund’s total annual operating expenses for
the fiscal year ended 7/31/11	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/12†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Putnam RetirementReady 2035 Fund

Net expenses for the fiscal year ended 7/31/11*	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Your fund’s total annual operating expenses for
the fiscal year ended 7/31/11	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/12†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Expense ratios cont.

	Class A	Class B	Class C	Class M	Class R	Class Y

Putnam RetirementReady 2030 Fund

Net expenses for the fiscal year ended 7/31/11*	1.13%	1.88%	1.88%	1.63%	1.38%	0.88%

Your fund’s total annual operating expenses for
the fiscal year ended 7/31/11	1.21%	1.96%	1.96%	1.71%	1.46%	0.96%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/12†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Putnam RetirementReady 2025 Fund

Net expenses for the fiscal year ended 7/31/11*	1.10%	1.85%	1.85%	1.60%	1.35%	0.85%

Your fund’s total annual operating expenses for
the fiscal year ended 7/31/11	1.18%	1.93%	1.93%	1.68%	1.43%	0.93%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/12†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Putnam RetirementReady 2020 Fund

Net expenses for the fiscal year ended 7/31/11*	1.06%	1.81%	1.81%	1.56%	1.31%	0.81%

Your fund’s total annual operating expenses for
the fiscal year ended 7/31/11	1.14%	1.89%	1.89%	1.64%	1.39%	0.89%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/12†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Putnam RetirementReady 2015 Fund

Net expenses for the fiscal year ended 7/31/11*	1.03%	1.78%	1.78%	1.53%	1.28%	0.78%

Your fund’s total annual operating expenses for
the fiscal year ended 7/31/11	1.10%	1.85%	1.85%	1.60%	1.35%	0.85%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/12†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Putnam Retirement Income Fund Lifestyle 1

Net expenses for the fiscal year ended 7/31/11*	0.99%	1.74%	1.74%	1.24%	1.24%	0.74%

Your fund’s total annual operating expenses for
the fiscal year ended 7/31/11	1.06%	1.81%	1.81%	1.31%	1.31%	0.81%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/12†	0.25%	1.00%	1.00%	0.50%	0.50%	0.00%

Expense information in this table for the fiscal year ended 7/31/11 differs from that shown in the financial highlights of this report because it includes fees and expenses of the underlying Putnam mutual funds in which the funds invest. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/12.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one year data in the financial highlights. Excludes the expense ratios of the underlying Putnam mutual funds.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each of the RetirementReady funds from February 1, 2012, to July 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. You may use the information in this table to estimate the expenses that you paid over the period; simply divide your account value by $1,000, and then multiply the number by the result in the first line (“Expenses paid per $1,000”) for the class of shares that you own.

	Class A	Class B	Class C	Class M	Class R	Class Y

Putnam RetirementReady 2055 Fund

Expenses paid per $1,000*†	$1.26	$5.04	$5.04	$3.78	$2.52	$—

Ending value (after expenses)	$1,030.70	$1,027.50	$1,027.70	$1,028.60	$1,029.70	$1,032.80

Putnam RetirementReady 2050 Fund

Expenses paid per $1,000*†	$1.26	$5.04	$5.04	$3.78	$2.52	$—

Ending value (after expenses)	$1,031.10	$1,028.10	$1,027.40	$1,029.20	$1,029.90	$1,032.70

Putnam RetirementReady 2045 Fund

Expenses paid per $1,000*†	$1.26	$5.04	$5.04	$3.79	$2.52	$—

Ending value (after expenses)	$1,032.10	$1,027.50	$1,028.10	$1,029.80	$1,030.70	$1,033.00

Putnam RetirementReady 2040 Fund

Expenses paid per $1,000*†	$1.26	$5.05	$5.05	$3.79	$2.53	$—

Ending value (after expenses)	$1,033.40	$1,029.30	$1,029.50	$1,030.80	$1,031.90	$1,034.20

Putnam RetirementReady 2035 Fund

Expenses paid per $1,000*†	$1.26	$5.05	$5.05	$3.79	$2.53	$—

Ending value (after expenses)	$1,034.60	$1,031.60	$1,031.60	$1,032.40	$1,033.20	$1,036.40

Putnam RetirementReady 2030 Fund

Expenses paid per $1,000*†	$1.27	$5.05	$5.05	$3.79	$2.53	$—

Ending value (after expenses)	$1,037.20	$1,032.90	$1,032.80	$1,034.20	$1,035.80	$1,038.60

Putnam RetirementReady 2025 Fund

Expenses paid per $1,000*†	$1.27	$5.06	$5.06	$3.80	$2.53	$—

Ending value (after expenses)	$1,039.30	$1,034.70	$1,034.60	$1,036.10	$1,038.00	$1,040.30

Putnam RetirementReady 2020 Fund

Expenses paid per $1,000*†	$1.27	$5.06	$5.06	$3.80	$2.53	$—

Ending value (after expenses)	$1,039.20	$1,035.20	$1,035.00	$1,036.60	$1,037.90	$1,040.50

Putnam RetirementReady 2015 Fund

Expenses paid per $1,000*†	$1.27	$5.05	$5.05	$3.79	$2.53	$—

Ending value (after expenses)	$1,036.40	$1,032.30	$1,033.00	$1,034.30	$1,035.00	$1,037.60

Putnam Retirement Income Fund Lifestyle 1

Expenses paid per $1,000*†	$1.26	$5.05	$5.05	$2.53	$2.53	$—

Ending value (after expenses)	$1,033.40	$1,029.60	$1,029.50	$1,032.10	$1,032.20	$1,034.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in each of the RetirementReady funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Putnam RetirementReady
2055 Fund, 2050 Fund, 2045 Fund
2040 Fund, 2035 Fund, 2030 Fund
2025 Fund, 2020 Fund, 2015 Fund

Expenses paid per $1,000*†	$1.26	$5.02	$5.02	$3.77	$2.51	$—

Ending value (after expenses)	$1,023.62	$1,019.89	$1,019.89	$1,021.13	$1,022.38	$1,024.86

Putnam Retirement Income Fund Lifestyle 1

Expenses paid per $1,000*†	$1.26	$5.02	$5.02	$2.51	$2.51	$—

Ending value (after expenses)	$1,023.62	$1,019.89	$1,019.89	$1,022.38	$1,022.38	$1,024.86

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares (4.00% for class A shares and 3.25% for class M shares of Retirement Income Fund Lifestyle 1.).

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The funds will file a complete schedule of their  portfolio holdings with the SEC for the first  and third quarters of each fiscal year  on  Form N-Q. Shareholders may obtain the funds’  Forms N-Q on the SEC’s website at www.sec.gov. In addition, the funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2012, Putnam employees had approximately $332,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees considered your fund’s management fee schedule and considered that, although the fund pays no management fee to Putnam Management, Putnam Management receives management fees from the underlying Putnam funds in which your fund invests. The Trustees noted that the fee schedule was consistent with the current fee schedules of other Putnam funds that pursued their objectives by investing substantially all of their assets in other Putnam funds, which have been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. The Trustees concluded that the circumstances did not warrant changes to the management fee schedule of your fund.

The Trustees also reviewed the management fee schedules in effect for all Putnam funds (including the underlying Putnam funds in which your fund invests), including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances  — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted.

Most of the open-end Putnam funds, including the underlying Putnam funds in which your fund invests, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under these management contracts, the underlying Putnam funds in which your fund invests have the benefit of breakpoints in their management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). In addition, Putnam Management agreed to reimburse the funds for other expenses (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) through at least November 30, 2013. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included each fund’s percentile ranking for total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, each fund ranked in the following quintiles in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

Total
expenses
(quintile)
Putnam RetirementReady 2055 Fund	4th

Putnam RetirementReady 2050 Fund	4th

Putnam RetirementReady 2045 Fund	3rd

Putnam RetirementReady 2040 Fund	4th

Putnam RetirementReady 2035 Fund	3rd

Putnam RetirementReady 2030 Fund	3rd

Putnam RetirementReady 2025 Fund	3rd

Putnam RetirementReady 2020 Fund	3rd

Putnam RetirementReady 2015 Fund	3rd

Putnam Retirement Income Fund Lifestyle 1	2nd

(Total expenses reflect the fees and expenses borne directly by the Putnam RetirementReady® Funds and the competitive funds included in the custom Lipper peer groups, as well as the underlying funds’ net fees and expenses, which the Putnam RetirementReady® Funds and the funds included in the custom Lipper peer groups bear indirectly.)

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of the Putnam RetirementReady® Funds, the Trustees considered information about each fund’s performance relative to its internal benchmark for the one-year period ended December 31, 2011. The class A share gross return for each fund lagged the internal benchmark return over that period. For each fund other than the RetirementReady® 2055 Fund (which commenced operation on November 30, 2010, and had a track record of only thirteen months), the Trustees considered similar performance information for the three-year and five-year periods ended December 31, 2011. The class A share gross return for each such fund exceeded the internal benchmark return over the three-year period (except for Putnam RetirementReady® 2050 Fund, which lagged its internal benchmark) and lagged the internal benchmark return over the five-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with each fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed each fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the funds’ financial statements.

The funds’ portfolio lists all the funds’ investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the funds’ net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the funds’ net investment gain or loss. This is done by first adding up all the funds’ earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the funds realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the funds’ net gain or loss for the fiscal year.

Statement of changes in net assets shows how the funds’ net assets were affected by the funds’ net investment gain or loss, by distributions to shareholders, and by changes in the number of the funds’ shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the funds’ investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam RetirementReady® Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam RetirementReady® Funds (the “funds”) at July 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2012 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2012

The funds’ portfolios 7/31/12

Putnam RetirementReady 2055 Fund	Shares	Value

Absolute Return Funds (10.2%)*
Putnam Absolute Return 100 Fund (Class Y)	287	$2,907

Putnam Absolute Return 300 Fund (Class Y)	—	—

Putnam Absolute Return 500 Fund (Class Y)	1,148	12,946

Putnam Absolute Return 700 Fund (Class Y)	3,777	44,261

Total Absolute Return Funds (cost $57,436)		$60,114

Asset Allocation Funds (89.3%)*
Putnam Dynamic Asset Allocation Balanced Fund (Class Y)	—	$—

Putnam Dynamic Asset Allocation Conservative Fund (Class Y)	—	—

Putnam Dynamic Asset Allocation Equity Fund (Class Y)	40,500	430,108

Putnam Dynamic Asset Allocation Growth Fund (Class Y)	7,298	94,212

Total Asset Allocation Funds (cost $503,492)		$524,320

Fixed Income Funds (0.5%)*
Putnam Money Market Fund (Class A)	2,653	$2,653

Total Fixed Income Funds (cost $2,653)		$2,653

Total Investments (cost $563,581)		$587,087

* Percentages indicated are based on net assets of $586,968

Putnam RetirementReady 2050 Fund	Shares	Value

Absolute Return Funds (10.4%)*
Putnam Absolute Return 100 Fund (Class Y)	4,982	$50,465

Putnam Absolute Return 300 Fund (Class Y)	—	—

Putnam Absolute Return 500 Fund (Class Y)	14,235	160,574

Putnam Absolute Return 700 Fund (Class Y)	46,845	549,021

Total Absolute Return Funds (cost $739,634)		$760,060

Asset Allocation Funds (89.2%)*
Putnam Dynamic Asset Allocation Balanced Fund (Class Y)	—	$—

Putnam Dynamic Asset Allocation Conservative Fund (Class Y)	—	—

Putnam Dynamic Asset Allocation Equity Fund (Class Y)	486,522	5,166,863

Putnam Dynamic Asset Allocation Growth Fund (Class Y)	102,397	1,321,947

Total Asset Allocation Funds (cost $6,556,375)		$6,488,810

Fixed Income Funds (0.4%)*
Putnam Money Market Fund (Class A)	32,377	$32,377

Total Fixed Income Funds (cost $32,377)		$32,377

Total Investments (cost $7,328,386)		$7,281,247

* Percentages indicated are based on net assets of $7,277,680

The funds’ portfolios 7/31/12 cont.

Putnam RetirementReady 2045 Fund	Shares	Value

Absolute Return Funds (11.0%)*
Putnam Absolute Return 100 Fund (Class Y)	13,561	$137,371

Putnam Absolute Return 300 Fund (Class Y)	—	—

Putnam Absolute Return 500 Fund (Class Y)	20,866	235,366

Putnam Absolute Return 700 Fund (Class Y)	68,667	804,772

Total Absolute Return Funds (cost $1,146,272)		$1,177,509

Asset Allocation Funds (88.6%)*
Putnam Dynamic Asset Allocation Balanced Fund (Class Y)	—	$—

Putnam Dynamic Asset Allocation Conservative Fund (Class Y)	—	—

Putnam Dynamic Asset Allocation Equity Fund (Class Y)	558,511	5,931,389

Putnam Dynamic Asset Allocation Growth Fund (Class Y)	272,844	3,522,420

Total Asset Allocation Funds (cost $9,444,817)		$9,453,809

Fixed Income Funds (0.4%)*
Putnam Money Market Fund (Class A)	47,435	$47,435

Total Fixed Income Funds (cost $47,435)		$47,435

Total Investments (cost $10,638,524)		$10,678,753

* Percentages indicated are based on net assets of $10,674,522

Putnam RetirementReady 2040 Fund	Shares	Value

Absolute Return Funds (11.9%)*
Putnam Absolute Return 100 Fund (Class Y)	32,387	$328,083

Putnam Absolute Return 300 Fund (Class Y)	—	—

Putnam Absolute Return 500 Fund (Class Y)	29,447	332,159

Putnam Absolute Return 700 Fund (Class Y)	96,904	1,135,720

Total Absolute Return Funds (cost $1,753,785)		$1,795,962

Asset Allocation Funds (87.7%)*
Putnam Dynamic Asset Allocation Balanced Fund (Class Y)	—	$—

Putnam Dynamic Asset Allocation Conservative Fund (Class Y)	—	—

Putnam Dynamic Asset Allocation Equity Fund (Class Y)	527,331	5,600,251

Putnam Dynamic Asset Allocation Growth Fund (Class Y)	589,839	7,614,823

Total Asset Allocation Funds (cost $13,014,010)		$13,215,074

Fixed Income Funds (0.4%)*
Putnam Money Market Fund (Class A)	66,287	$66,287

Total Fixed Income Funds (cost $66,287)		$66,287

Total Investments (cost $14,834,082)		$15,077,323

* Percentages indicated are based on net assets of $15,076,520

The funds’ portfolios 7/31/12 cont.

Putnam RetirementReady 2035 Fund	Shares	Value

Absolute Return Funds (15.1%)*
Putnam Absolute Return 100 Fund (Class Y)	55,944	$566,710

Putnam Absolute Return 300 Fund (Class Y)	4,355	45,948

Putnam Absolute Return 500 Fund (Class Y)	77,320	872,168

Putnam Absolute Return 700 Fund (Class Y)	166,953	1,956,684

Total Absolute Return Funds (cost $3,352,358)		$3,441,510

Asset Allocation Funds (83.9%)*
Putnam Dynamic Asset Allocation Balanced Fund (Class Y)	38,078	$437,130

Putnam Dynamic Asset Allocation Conservative Fund (Class Y)	—	—

Putnam Dynamic Asset Allocation Equity Fund (Class Y)	293,039	3,112,075

Putnam Dynamic Asset Allocation Growth Fund (Class Y)	1,209,700	15,617,230

Total Asset Allocation Funds (cost $18,503,936)		$19,166,435

Fixed Income Funds (1.4%)*
Putnam Money Market Fund (Class A)	327,465	$327,465

Total Fixed Income Funds (cost $327,465)		$327,465

Total Investments (cost $22,183,759)		$22,935,410

*Percentages indicated are based on net assets of $22,839,661

Putnam RetirementReady 2030 Fund	Shares	Value

Absolute Return Funds (20.8%)*
Putnam Absolute Return 100 Fund (Class Y)	84,127	$852,209

Putnam Absolute Return 300 Fund (Class Y)	49,709	524,428

Putnam Absolute Return 500 Fund (Class Y)	142,074	1,602,592

Putnam Absolute Return 700 Fund (Class Y)	292,760	3,431,148

Total Absolute Return Funds (cost $6,256,800)		$6,410,377

Asset Allocation Funds (76.5%)*
Putnam Dynamic Asset Allocation Balanced Fund (Class Y)	425,187	$4,881,146

Putnam Dynamic Asset Allocation Conservative Fund (Class Y)	—	—

Putnam Dynamic Asset Allocation Equity Fund (Class Y)	—	—

Putnam Dynamic Asset Allocation Growth Fund (Class Y)	1,447,540	18,687,735

Total Asset Allocation Funds (cost $22,415,473)		$23,568,881

Fixed Income Funds (2.7%)*
Putnam Money Market Fund (Class A)	833,368	$833,368

Total Fixed Income Funds (cost $833,368)		$833,368

Total Investments (cost $29,505,641)		$30,812,626

*Percentages indicated are based on net assets of $30,811,681

The funds’ portfolios 7/31/12 cont.

Putnam RetirementReady 2025 Fund	Shares	Value

Absolute Return Funds (29.0%)*
Putnam Absolute Return 100 Fund (Class Y)	140,276	$1,420,996

Putnam Absolute Return 300 Fund (Class Y)	179,602	1,894,801

Putnam Absolute Return 500 Fund (Class Y)	224,883	2,536,684

Putnam Absolute Return 700 Fund (Class Y)	437,409	5,126,434

Total Absolute Return Funds (cost $10,755,515)		$10,978,915

Asset Allocation Funds (67.3%)*
Putnam Dynamic Asset Allocation Balanced Fund (Class Y)	1,418,363	$16,282,805

Putnam Dynamic Asset Allocation Conservative Fund (Class Y)	39,261	380,046

Putnam Dynamic Asset Allocation Equity Fund (Class Y)	—	—

Putnam Dynamic Asset Allocation Growth Fund (Class Y)	683,839	8,828,360

Total Asset Allocation Funds (cost $24,276,496)		$25,491,211

Fixed Income Funds (3.7%)*
Putnam Money Market Fund (Class A)	1,398,961	$1,398,961

Total Fixed Income Funds (cost $1,398,961)		$1,398,961

Total Investments (cost $36,430,972)		$37,869,087

*Percentages indicated are based on net assets of $37,863,978

Putnam RetirementReady 2020 Fund	Shares	Value

Absolute Return Funds (38.9%)*
Putnam Absolute Return 100 Fund (Class Y)	165,360	$1,675,095

Putnam Absolute Return 300 Fund (Class Y)	292,889	3,089,974

Putnam Absolute Return 500 Fund (Class Y)	351,871	3,969,107

Putnam Absolute Return 700 Fund (Class Y)	380,317	4,457,313

Total Absolute Return Funds (cost $12,958,089)		$13,191,489

Asset Allocation Funds (56.2%)*
Putnam Dynamic Asset Allocation Balanced Fund (Class Y)	1,410,070	$16,187,606

Putnam Dynamic Asset Allocation Conservative Fund (Class Y)	299,030	2,894,610

Putnam Dynamic Asset Allocation Equity Fund (Class Y)	—	—

Putnam Dynamic Asset Allocation Growth Fund (Class Y)	—	—

Total Asset Allocation Funds (cost $18,296,874)		$19,082,216

Fixed Income Funds (4.9%)*
Putnam Money Market Fund (Class A)	1,652,106	$1,652,106

Total Fixed Income Funds (cost $1,652,106)		$1,652,106

Total Investments (cost $32,907,069)		$33,925,811

*Percentages indicated are based on net assets of $33,927,124

The funds’ portfolios 7/31/12 cont.

Putnam RetirementReady 2015 Fund	Shares	Value

Absolute Return Funds (49.8%)*
Putnam Absolute Return 100 Fund (Class Y)	167,367	$1,695,428

Putnam Absolute Return 300 Fund (Class Y)	348,011	3,671,515

Putnam Absolute Return 500 Fund (Class Y)	500,456	5,645,138

Putnam Absolute Return 700 Fund (Class Y)	164,749	1,930,862

Total Absolute Return Funds (cost $12,727,368)		$12,942,943

Asset Allocation Funds (44.4%)*
Putnam Dynamic Asset Allocation Balanced Fund (Class Y)	445,244	$5,111,396

Putnam Dynamic Asset Allocation Conservative Fund (Class Y)	663,660	6,424,233

Putnam Dynamic Asset Allocation Equity Fund (Class Y)	—	—

Putnam Dynamic Asset Allocation Growth Fund (Class Y)	—	—

Total Asset Allocation Funds (cost $11,056,962)		$11,535,629

Fixed Income Funds (5.9%)*
Putnam Money Market Fund (Class A)	1,522,641	$1,522,641

Total Fixed Income Funds (cost $1,522,641)		$1,522,641

Total Investments (cost $25,306,971)		$26,001,213

*Percentages indicated are based on net assets of $26,002,473

Putnam Retirement Income Fund Lifestyle 1	Shares	Value

Absolute Return Funds (60.0%)*
Putnam Absolute Return 100 Fund (Class Y)	186,791	$1,892,189

Putnam Absolute Return 300 Fund (Class Y)	424,140	4,474,680

Putnam Absolute Return 500 Fund (Class Y)	566,190	6,386,624

Putnam Absolute Return 700 Fund (Class Y)	—	—

Total Absolute Return Funds (cost $12,632,220)		$12,753,493

Asset Allocation Funds (34.2%)*
Putnam Dynamic Asset Allocation Balanced Fund (Class Y)	—	$—

Putnam Dynamic Asset Allocation Conservative Fund (Class Y)	750,606	7,265,865

Putnam Dynamic Asset Allocation Equity Fund (Class Y)	—	—

Putnam Dynamic Asset Allocation Growth Fund (Class Y)	—	—

Total Asset Allocation Funds (cost $6,958,798)		$7,265,865

Fixed Income Funds (5.9%)*
Putnam Money Market Fund (Class A)	1,246,766	$1,246,766

Total Fixed Income Funds (cost $1,246,766)		$1,246,766

Total Investments (cost $20,837,784)		$21,266,124

*Percentages indicated are based on net assets of $21,263,232

The funds’ portfolios 7/31/12 cont.

Key to holding’s abbreviations

ASC 820	Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures

Notes to the funds’ portfolios

Unless noted otherwise, the notes to the funds’ portfolio are for the close of the funds’ reporting period, which ran from August 1, 2011 through July 31, 2012 (the reporting period).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the funds’ investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the funds’ net assets as of the close of the reporting period:

		Investments in Securities

Fund	Level 1	Level 2	Level 3	Total

Putnam RetirementReady 2055 Fund	$587,087	$—	$—	$587,087

Putnam RetirementReady 2050 Fund	7,281,247	—	—	7,281,247

Putnam RetirementReady 2045 Fund	10,678,753	—	—	10,678,753

Putnam RetirementReady 2040 Fund	15,077,323	—	—	15,077,323

Putnam RetirementReady 2035 Fund	22,935,410	—	—	22,935,410

Putnam RetirementReady 2030 Fund	30,812,626	—	—	30,812,626

Putnam RetirementReady 2025 Fund	37,869,087	—	—	37,869,087

Putnam RetirementReady 2020 Fund	33,925,811	—	—	33,925,811

Putnam RetirementReady 2015 Fund	26,001,213	—	—	26,001,213

Putnam Retirement Income Fund Lifestyle 1	21,266,124	—	—	21,266,124

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities 7/31/12

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement-	Retirement-	Retirement-	Retirement-	Retirement-
	Ready	Ready	Ready	Ready	Ready
ASSETS	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund

Investments in affiliated
underlying Putnam Funds,
at value (Notes 1 and 6)	$587,087	$7,281,247	$10,678,753	$15,077,323	$22,935,410

Interest receivable	—	—	—	—	3

Receivable for shares of
the fund sold	1,064	9,910	18,806	15,921	14,804

Receivable for investments sold	—	39,540	76,111	42,441	139,366

Receivable from Manager
(Note 2)	1,175	8,485	11,581	17,055	24,166

Total assets	589,326	7,339,182	10,785,251	15,152,740	23,113,749

LIABILITIES

Payable for shares of the
fund repurchased	—	34,754	76,110	35,719	133,239

Payable for investments
purchased	1,065	16,856	21,065	20,243	111,988

Payable for distribution fees
(Note 2)	118	1,407	1,973	3,203	4,695

Payable for shareholder expense	821	2,695	2,554	3,884	4,244

Payable for audit expense	319	5,358	8,616	12,487	19,170

Other accrued expenses	35	432	411	684	752

Total liabilities	2,358	61,502	110,729	76,220	274,088

Net assets	$586,968	$7,277,680	$10,674,522	$15,076,520	$22,839,661

REPRESENTED BY

Paid-in-capital (unlimited shares
authorized) (Notes 1 and 4)	$590,815	$12,766,719	$20,937,620	$28,449,677	$41,595,990

Undistributed net investment
income (Note 1)	3,541	42,898	280,688	296,332	297,924

Accumulated net realized loss
on investments (Note 1)	(30,894)	(5,484,798)	(10,584,015)	(13,912,730)	(19,805,904)

Net unrealized appreciation
(depreciation) of investments	23,506	(47,139)	40,229	243,241	751,651

Total — Representing net
assets applicable to
capital outstanding	$586,968	$7,277,680	$10,674,522	$15,076,520	$22,839,661

(Continued on next page)

Statements of assets and liabilities 7/31/12 cont.

	Putnam	Putnam	Putnam	Putnam	Putnam
COMPUTATION OF	Retirement-	Retirement-	Retirement-	Retirement-	Retirement-
NET ASSET VALUE	Ready	Ready	Ready	Ready	Ready
AND OFFERING PRICE	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund

Computation of net asset value, offering price and redemption price Class A
Net Assets	$312,243	$3,590,442	$6,053,266	$8,184,693	$13,193,532

Number of shares outstanding	32,075	285,374	428,121	528,728	833,409

Net asset value and
redemption price	$9.73	$12.58	$14.14	$15.48	$15.83

Offering price per class A share
(100/94.25 of Class A net
asset value)*	$10.32	$13.35	$15.00	$16.42	$16.80

Computation of net asset value and offering price Class B
Net Assets	$12,097	$143,501	$214,692	$456,090	$641,860

Number of shares outstanding	1,245	11,529	16,433	31,626	43,738

Net asset value and offering price***	$9.72	$12.45	$13.06	$14.42	$14.68

Computation of net asset value and offering price Class C
Net Assets	$36,191	$114,780	$61,696	$163,213	$263,946

Number of shares outstanding	3,752	9,264	4,687	11,392	17,956

Net asset value and offering price***	$9.65	$12.39	$13.16	$14.33	$14.70

Computation of net asset value, offering price and redemption price Class M
Net Assets	$10,805	$18,026	$13,038	$25,778	$31,524

Number of shares outstanding	1,112	1,419	944	1,753	2,057

Net asset value and
redemption price	$9.72	$12.71****	$13.81	$14.71	$15.32****

Offering price per class M share
(100/96.50 of Class M net
asset value)*	$10.07	$13.17	$14.31	$15.24	$15.88

Computation of net asset value, offering price and redemption price Class R
Net Assets	$14,922	$1,008,400	$1,084,652	$2,302,049	$2,649,802

Number of shares outstanding	1,535	81,243	75,128	145,354	173,848

Net asset value, offering price
and redemption value	$9.72	$12.41	$14.44	$15.84	$15.24

Computation of net asset value, offering price and redemption price Class Y
Net Assets	$200,710	$2,402,531	$3,247,178	$3,944,697	$6,058,997

Number of shares outstanding	20,565	190,332	195,946	221,210	332,892

Net asset value, offering price
and redemption value	$9.76	$12.62	$16.57	$17.83	$18.20

Cost of investments (Note 1)	$563,581	$7,328,386	$10,638,524	$14,834,082	$22,183,759

* On retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

*** Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

**** Net asset value may not recalculate due to rounding of fractional shares.

Statements of assets and liabilities 7/31/12 cont.

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement-	Retirement-	Retirement-	Retirement-	Retirement
	Ready	Ready	Ready	Ready	Income Fund
ASSETS	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Lifestyle 1

Investments in affiliated
underlying Putnam Funds,
at value (Notes 1 and 6)	$30,812,626	$37,869,087	$33,925,811	$26,001,213	$21,266,124

Interest receivable	6	11	12	12	10

Cash	—	—	—	—	90

Receivable for shares of
the fund sold	18,098	21,013	14,300	11,612	40,776

Receivable for investments sold	243,811	374,105	385,107	377,290	146,430

Receivable from Manager
(Note 2)	32,093	36,960	34,586	27,896	22,392

Total assets	31,106,634	38,301,176	34,359,816	26,418,023	21,475,822

LIABILITIES

Payable for shares of the
fund repurchased	235,161	367,257	372,560	344,495	143,599

Payable for investments
purchased	20,598	24,966	17,151	36,717	41,499

Payable for distribution fees
(Note 2)	7,101	8,015	8,395	6,442	5,100

Payable for shareholder expense	5,348	5,765	5,390	4,669	4,181

Payable for audit expense	25,742	30,095	28,190	22,373	17,616

Other accrued expenses	1,003	1,100	1,006	854	595

Total liabilities	294,953	437,198	432,692	415,550	212,590

Net assets	$30,811,681	$37,863,978	$33,927,124	$26,002,473	$21,263,232

REPRESENTED BY

Paid-in-capital (unlimited shares
authorized) (Notes 1 and 4)	$55,084,060	$66,233,750	$64,317,198	$51,781,411	$29,118,896

Undistributed net investment
income (Note 1)	308,324	578,558	667,866	488,898	4,149

Accumulated net realized loss
on investments (Note 1)	(25,887,688)	(30,386,445)	(32,076,682)	(26,962,078)	(8,288,153)

Net unrealized appreciation
of investments	1,306,985	1,438,115	1,018,742	694,242	428,340

Total — Representing net
assets applicable to
capital outstanding	$30,811,681	$37,863,978	$33,927,124	$26,002,473	$21,263,232

(Continued on next page)

Statements of assets and liabilities 7/31/12 cont.

	Putnam	Putnam	Putnam	Putnam	Putnam
COMPUTATION OF	Retirement-	Retirement-	Retirement-	Retirement-	Retirement
NET ASSET VALUE	Ready	Ready	Ready	Ready	Income Fund
AND OFFERING PRICE	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Lifestyle 1

Computation of net asset value, offering price and redemption price Class A
Net Assets	$17,648,492	$24,381,628	$25,464,995	$20,616,569	$18,008,060

Number of shares outstanding	1,092,275	1,416,853	1,573,351	1,248,977	1,098,513

Net asset value and
redemption price	$16.16	$17.21	$16.19	$16.51	$16.39

Offering price per class A share
(100/94.25 of Class A net
asset value)*	$17.15	$18.26	$17.18	$17.52

Offering price per class A share
(100/96.00 of Class A net
asset value)**					$17.07

Computation of net asset value and offering price Class B
Net Assets	$1,038,017	$868,981	$942,634	$458,366	$187,148

Number of shares outstanding	67,483	53,893	60,416	28,644	11,453

Net asset value and offering price***	$15.38	$16.12	$15.60	$16.00	$16.34

Computation of net asset value and offering price Class C
Net Assets	$549,889	$631,402	$856,101	$438,506	$535,791

Number of shares outstanding	35,679	39,114	54,701	27,432	32,708

Net asset value and offering price***	$15.41	$16.14	$15.65	$15.99	$16.38

Computation of net asset value, offering price and redemption price Class M
Net Assets	$75,632	$136,675	$133,376	$144,840	$317,484

Number of shares outstanding	4,805	8,347	8,398	8,893	19,321

Net asset value and
redemption price	$15.74	$16.37	$15.88	$16.29	$16.43

Offering price per class M share
(100/96.50 of Class M net
asset value)*	$16.31	$16.96	$16.46	$16.88

Offering price per class M share
(100/96.75 of Class M net
asset value)*					$16.98

Computation of net asset value, offering price and redemption price Class R
Net Assets	$4,580,392	$3,443,786	$3,030,496	$2,603,860	$1,222,358

Number of shares outstanding	298,697	213,546	194,290	163,230	74,603

Net asset value, offering price
and redemption value	$15.33	$16.13	$15.60	$15.95	$16.38

Computation of net asset value, offering price and redemption price Class Y
Net Assets	$6,919,259	$8,401,506	$3,499,522	$1,740,332	$992,391

Number of shares outstanding	378,556	486,169	194,787	105,165	60,350

Net asset value, offering price
and redemption value	$18.28	$17.28	$17.97	$16.55	$16.44

Cost of investments (Note 1)	$29,505,641	$36,430,972	$32,907,069	$25,306,971	$20,837,784

* On retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** On retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

*** Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statements of operations For the year ended 7/31/12

	Putnam	Putnam	Putnam	Putnam	Putnam
Retirement-		Retirement-	Retirement-	Retirement-	Retirement-
	Ready	Ready	Ready	Ready	Ready
INVESTMENT INCOME	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund

Income distributions from
underlying Putnam Fund shares
(Note 6)	$1,780	$29,842	$56,379	$98,164	$209,780

EXPENSES (NOTE 2)

Distribution fees — Class A (Note 2)	591	9,048	16,456	22,040	35,747

Distribution fees — Class B (Note 2)	124	1,471	1,664	4,256	5,803

Distribution fees — Class C (Note 2)	252	936	433	1,515	2,474

Distribution fees — Class M (Note 2)	79	230	87	148	236

Distribution fees — Class R (Note 2)	69	4,115	5,245	10,350	12,558

Audit fees	319	5,358	8,616	12,487	19,170

Reports to shareholders	1,633	4,164	3,991	5,788	6,179

Amortization of offering costs
(Note 1)	28,061	—	—	—	—

Other	49	630	741	1,026	1,192

Fees waived and reimbursed by
Manager (Note 2)	(30,062)	(10,152)	(13,348)	(19,301)	(26,541)

Total expenses	1,115	15,800	23,885	38,309	56,818

Net investment income	665	14,042	32,494	59,855	152,962

Net realized gain (loss) on sale of
underlying Putnam Fund shares
(Notes 1 and 3)	(45,445)	(461,359)	(727,204)	(881,574)	83,744

Capital gain distribution from
underlying Putnam Fund shares
(Note 6)	30,126	493,970	608,715	587,004	344,213

Net unrealized appreciation
(depreciation) of underlying
Putnam Fund shares
during the period	24,006	(68,013)	(356,802)	(679,485)	(1,480,168)

Net gain (loss) on investments	8,687	(35,402)	(475,291)	(974,055)	(1,052,211)

Net increase (decrease) in net
assets resulting from operations	$9,352	$(21,360)	$(442,797)	$(914,200)	$(899,249)

Statements of operations For the year ended 7/31/12 cont.

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement-	Retirement-	Retirement-	Retirement-	Retirement
	Ready	Ready	Ready	Ready	Income Fund
INVESTMENT INCOME	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Lifestyle 1

Income distributions from
underlying Putnam Fund shares
(Note 6)	$408,946	$698,181	$799,595	$597,200	$464,849

EXPENSES (NOTE 2)

Distribution fees — Class A (Note 2)	48,980	63,554	66,290	55,715	45,850

Distribution fees — Class B (Note 2)	9,834	8,779	8,400	4,619	1,925

Distribution fees — Class C (Note 2)	5,410	5,411	7,342	5,386	5,031

Distribution fees — Class M (Note 2)	1,173	1,084	1,174	1,366	1,579

Distribution fees — Class R (Note 2)	20,747	17,460	16,350	13,839	6,833

Audit fees	25,741	30,095	28,190	22,373	17,617

Reports to shareholders	7,713	8,301	7,832	6,835	8,099

Other	1,631	1,824	1,623	1,416	1,215

Fees waived and reimbursed by
Manager (Note 2)	(35,085)	(40,220)	(37,645)	(30,624)	(26,931)

Total expenses	86,144	96,288	99,556	80,925	61,218

Net investment income	322,802	601,893	700,039	516,275	403,631

Net realized gain on sale of
underlying Putnam Fund shares
(Notes 1 and 3)	1,005,437	828,913	467,637	130,709	83,604

Net unrealized depreciation of
underlying Putnam Fund shares
during the period	(2,029,064)	(1,492,617)	(961,206)	(528,301)	(232,063)

Net loss on investments	(1,023,627)	(663,704)	(493,569)	(397,592)	(148,459)

Net increase (decrease) in net
assets resulting from operations	$(700,825)	$(61,811)	$206,470	$118,683	$255,172

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets

Putnam RetirementReady 2055 Fund —		For the period 11/30/10
TOTAL INCREASE IN NET ASSETS		(commencement of
	Year ended 7/31/12	operations) to 7/31/11

Operations:
Net investment income	$665	$1,124

Net realized gain (loss) on underlying Putnam Fund shares	(15,319)	6,018

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	24,006	(500)

Net increase in net assets resulting from operations	9,352	6,642

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(7,418)	(659)

Class B	(208)	(648)

Class C	(727)	(648)

Class M	(219)	(650)

Class R	(351)	(652)

Class Y	(2,038)	(790)

Net realized short-term gain on investments

Class A	(592)	(90)

Class B	(27)	(89)

Class C	(65)	(89)

Class M	(23)	(89)

Class R	(31)	(89)

Class Y	(153)	(106)

From net realized long-term gain on investments
Class A	(2,256)	—

Class B	(101)	—

Class C	(246)	—

Class M	(86)	—

Class R	(116)	—

Class Y	(585)	—

Increase from capital share transactions (Note 4)	332,012	198,803

Total increase in net assets	326,122	200,846

NET ASSETS

Beginning of period (Note 5)	260,846	60,000

End of period	$586,968	$260,846

Undistributed net investment income and no monies,
respectively, end of period	$3,541	$—

Statements of changes in net assets cont.

Putnam RetirementReady 2050 Fund —
TOTAL INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/12	Year ended 7/31/11

Operations:
Net investment income	$14,042	$216,114

Net realized gain on underlying Putnam Fund shares	32,611	1,031,047

Net unrealized depreciation on underlying Putnam Fund shares	(68,013)	(29,107)

Net increase (decrease) in net assets resulting from operations	(21,360)	1,218,054

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(127,663)	(400,781)

Class B	(4,681)	(6,168)

Class C	(2,635)	(5,086)

Class M	(248)	(4,954)

Class R	(28,583)	(36,858)

Class Y	(77,945)	(153,599)

Decrease from capital share transactions (Note 4)	(333,200)	(188,850)

Total increase (decrease) in net assets	(596,315)	421,758

NET ASSETS

Beginning of period	7,873,995	7,452,237

End of period	$7,277,680	$7,873,995

Undistributed net investment income, respectively, end of period	$42,898	$43,109

Putnam RetirementReady 2045 Fund —
TOTAL INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/12	Year ended 7/31/11

Operations:
Net investment income	$32,494	$440,718

Net realized gain (loss) on underlying Putnam Fund shares	(118,489)	2,061,500

Net unrealized depreciation on underlying Putnam Fund shares	(356,802)	(162,313)

Net increase (decrease) in net assets resulting from operations	(442,797)	2,339,905

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(200,364)	(654,768)

Class B	(3,832)	(8,411)

Class C	(1,020)	(2,242)

Class M	(350)	(458)

Class R	(29,498)	(54,157)

Class Y	(76,692)	(320,414)

Increase (decrease) from capital share transactions (Note 4)	(4,614,971)	279,629

Total increase (decrease) in net assets	(5,369,524)	1,579,084

NET ASSETS

Beginning of period	16,044,046	14,464,962

End of period	$10,674,522	$16,044,046

Undistributed net investment income, respectively, end of period	$280,688	$279,604

Statements of changes in net assets cont.

Putnam RetirementReady 2040 Fund —
TOTAL INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/12	Year ended 7/31/11

Operations:
Net investment income	$59,855	$725,686

Net realized gain (loss) on underlying Putnam Fund shares	(294,570)	2,828,938

Net unrealized depreciation on underlying Putnam Fund shares	(679,485)	(46,283)

Net increase (decrease) in net assets resulting from operations	(914,200)	3,508,341

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(193,347)	(753,293)

Class B	(7,727)	(21,843)

Class C	(3,122)	(5,613)

Class M	(209)	(1,219)

Class R	(41,230)	(98,983)

Class Y	(81,944)	(470,017)

Increase (decrease) from capital share transactions (Note 4)	(8,476,201)	1,302,788

Total increase (decrease) in net assets	(9,717,980)	3,460,161

NET ASSETS

Beginning of period	24,794,500	21,334,339

End of period	$15,076,520	$24,794,500

Undistributed net investment income, respectively, end of period	$296,332	$293,705

Putnam RetirementReady 2035 Fund —
TOTAL INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/12	Year ended 7/31/11

Operations:
Net investment income	$152,962	$1,158,055

Net realized gain on underlying Putnam Fund shares	427,957	4,558,581

Net unrealized depreciation on underlying Putnam Fund shares	(1,480,168)	(692,395)

Net increase (decrease) in net assets resulting from operations	(899,249)	5,024,241

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(382,241)	(905,812)

Class B	(13,150)	(21,193)

Class C	(5,874)	(10,110)

Class M	—	(2,479)

Class R	(67,006)	(82,718)

Class Y	(165,898)	(495,426)

Increase (decrease) from capital share transactions (Note 4)	(11,306,205)	972,052

Total increase (decrease) in net assets	(12,839,623)	4,478,555

NET ASSETS

Beginning of period	35,679,284	31,200,729

End of period	$22,839,661	$35,679,284

Undistributed net investment income, respectively, end of period	$297,924	$620,601

Statements of changes in net assets cont.

Putnam RetirementReady 2030 Fund —
TOTAL INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/12	Year ended 7/31/11

Operations:
Net investment income	$322,802	$1,546,366

Net realized gain on underlying Putnam Fund shares	1,005,437	4,908,326

Net unrealized depreciation on underlying Putnam Fund shares	(2,029,064)	(584,834)

Net increase (decrease) in net assets resulting from operations	(700,825)	5,869,858

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(419,610)	(955,412)

Class B	(16,520)	(25,893)

Class C	(9,323)	(13,972)

Class M	—	(18,912)

Class R	(92,131)	(119,254)

Class Y	(158,198)	(415,362)

Increase (decrease) from capital share transactions (Note 4)	(14,412,987)	2,532,812

Total increase (decrease) in net assets	(15,809,594)	6,853,865

NET ASSETS

Beginning of period	46,621,275	39,767,410

End of period	$30,811,681	$46,621,275

Undistributed net investment income, respectively, end of period	$308,324	$681,304

Putnam RetirementReady 2025 Fund —
TOTAL INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/12	Year ended 7/31/11

Operations:
Net investment income	$601,893	$1,807,960

Net realized gain on underlying Putnam Fund shares	828,913	5,112,767

Net unrealized depreciation on underlying Putnam Fund shares	(1,492,617)	(766,771)

Net increase (decrease) in net assets resulting from operations	(61,811)	6,153,956

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(794,855)	(1,242,565)

Class B	(26,008)	(26,834)

Class C	(15,533)	(11,552)

Class M	(4,205)	(4,744)

Class R	(118,241)	(111,269)

Class Y	(274,787)	(448,550)

Increase (decrease) from capital share transactions (Note 4)	(12,574,928)	853,118

Total increase (decrease) in net assets	(13,870,368)	5,161,560

NET ASSETS

Beginning of period	51,734,346	46,572,786

End of period	$37,863,978	$51,734,346

Undistributed net investment income, respectively, end of period	$578,558	$1,210,294

Statements of changes in net assets cont.

Putnam RetirementReady 2020 Fund —
TOTAL INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/12	Year ended 7/31/11

Operations:
Net investment income	$700,039	$1,690,119

Net realized gain on underlying Putnam Fund shares	467,637	4,563,571

Net unrealized depreciation on underlying Putnam Fund shares	(961,206)	(1,311,445)

Net increase in net assets resulting from operations	206,470	4,942,245

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(1,113,015)	(1,319,857)

Class B	(31,902)	(20,500)

Class C	(27,373)	(12,532)

Class M	(6,310)	(7,090)

Class R	(143,151)	(119,643)

Class Y	(194,103)	(316,238)

Increase (decrease) from capital share transactions (Note 4)	(13,647,173)	1,008,833

Total increase (decrease) in net assets	(14,956,557)	4,155,218

NET ASSETS

Beginning of period	48,883,681	44,728,463

End of period	$33,927,124	$48,883,681

Undistributed net investment income, respectively, end of period	$667,866	$1,483,681

Putnam RetirementReady 2015 Fund —
TOTAL DECREASE IN NET ASSETS	Year ended 7/31/12	Year ended 7/31/11

Operations:
Net investment income	$516,275	$1,350,421

Net realized gain on underlying Putnam Fund shares	130,709	2,773,439

Net unrealized depreciation on underlying Putnam Fund shares	(528,301)	(671,800)

Net increase in net assets resulting from operations	118,683	3,452,060

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(994,577)	(1,194,331)

Class B	(20,937)	(12,913)

Class C	(27,475)	(15,717)

Class M	(6,293)	(10,530)

Class R	(130,764)	(104,459)

Class Y	(128,681)	(224,844)

Decrease from capital share transactions (Note 4)	(12,986,114)	(2,074,053)

Total decrease in net assets	(14,176,158)	(184,787)

NET ASSETS

Beginning of period	40,178,631	40,363,418

End of period	$26,002,473	$40,178,631

Undistributed net investment income, respectively, end of period	$488,898	$1,281,350

Statements of changes in net assets cont.

Putnam Retirement Income Fund Lifestyle 1 —
TOTAL INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/12	Year ended 7/31/11

Operations:
Net investment income	$403,631	$859,080

Net realized gain on underlying Putnam Fund shares	83,604	1,021,995

Net unrealized depreciation on underlying Putnam Fund shares	(232,063)	(598,688)

Net increase in net assets resulting from operations	255,172	1,282,387

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(322,257)	(682,041)

Class B	(2,564)	(4,742)

Class C	(6,196)	(10,359)

Class M	(4,681)	(7,949)

Class R	(20,869)	(39,971)

Class Y	(42,915)	(156,340)

Increase (decrease) from capital share transactions (Note 4)	(7,639,724)	15,170,951

Total increase (decrease) in net assets	(7,784,034)	15,551,936

NET ASSETS

Beginning of period	29,047,266	13,495,330

End of period	$21,263,232	$29,047,266

Undistributed net investment income, respectively, end of period	$4,149	$—

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2055 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
July 31, 2012	$10.09	.02	(.02)	— [e]	(.26)	(.10)	(.36)	$9.73	.34	$312.25		.26	167
July 31, 2011†	10.00	— [e]	.83	.83	(.65)	(.09)	(.74)	10.09	8.53 *	179	.17 *	(.01) *	101 *

Class B
July 31, 2012	$10.05	(.05)	(.02)	(.07)	(.16)	(.10)	(.26)	$9.72	(.44)	$12	1.00	(.56)	167
July 31, 2011†	10.00	.12	.67	.79	(.65)	(.09)	(.74)	10.05	8.03 *	17	.67 *	1.13 *	101 *

Class C
July 31, 2012	$10.05	(.06)	— [e]	(.06)	(.24)	(.10)	(.34)	$9.65	(.36)	$36	1.00	(.58)	167
July 31, 2011†	10.00	.16	.63	.79	(.65)	(.09)	(.74)	10.05	8.03 *	15	.67 *	1.58 *	101 *

Class M
July 31, 2012	$10.06	(.03)	(.01)	(.04)	(.20)	(.10)	(.30)	$9.72	(.10)	$11.75		(.30)	167
July 31, 2011†	10.00	.21	.59	.80	(.65)	(.09)	(.74)	10.06	8.16 *	12	.50 *	2.02 *	101 *

Class R
July 31, 2012	$10.08	— [e]	(.02)	(.02)	(.24)	(.10)	(.34)	$9.72	.10	$15.50		(.04)	167
July 31, 2011†	10.00	.23	.59	.82	(.65)	(.09)	(.74)	10.08	8.40 *	11	.33 *	2.23 *	101 *

Class Y
July 31, 2012	$10.11	.03	— [e]	.03	(.28)	(.10)	(.38)	$9.76	.62	$201	—	.27	167
July 31, 2011†	10.00	.18	.68	.86	(.66)	(.09)	(.75)	10.11	8.76 *	28	—	1.73 *	101 *

See page 76 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

56	57

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2050 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
July 31, 2012	$12.86	.02	.15	.17	(.45)	—	(.45)	—	$12.58	1.60	$3,590.25		.19	61
July 31, 2011	11.88	.36	1.56	1.92	(.94)	—	(.94)	—	12.86	16.33	4,196.25		2.84	72
July 31, 2010	12.19	.66	.90	1.56	(1.87)	—	(1.87)	— [e]	11.88	12.76	4,886.25		5.36	86
July 31, 2009	15.83	.07	(3.08)	(3.01)	(.19)	(.44)	(.63)	— [e]	12.19	(18.34)	5,110.35		.64	171
July 31, 2008	21.18	.21	(2.85)	(2.64)	(.51)	(2.20)	(2.71)	—	15.83	(14.25)	7,132.35		1.13	151

Class B
July 31, 2012	$12.76	(.06)	.13	.07	(.38)	—	(.38)	—	$12.45	.82	$144	1.00	(.54)	61
July 31, 2011	11.77	.20	1.61	1.81	(.82)	—	(.82)	—	12.76	15.52	119	1.00	1.56	72
July 31, 2010	12.09	.67	.79	1.46	(1.78)	—	(1.78)	— [e]	11.77	11.98	105	1.00	5.45	86
July 31, 2009	15.69	(.02)	(3.05)	(3.07)	(.09)	(.44)	(.53)	— [e]	12.09	(19.00)	137	1.10	(.19)	171
July 31, 2008	21.02	.06	(2.83)	(2.77)	(.36)	(2.20)	(2.56)	—	15.69	(14.91)	119	1.10	.31	151

Class C
July 31, 2012	$12.68	(.07)	.15	.08	(.37)	—	(.37)	—	$12.39	.84	$115	1.00	(.57)	61
July 31, 2011	11.74	.20	1.60	1.80	(.86)	—	(.86)	—	12.68	15.46	87	1.00	1.61	72
July 31, 2010	12.08	.54	.92	1.46	(1.80)	—	(1.80)	— [e]	11.74	11.99	65	1.00	4.44	86
July 31, 2009	15.70	(.03)	(3.05)	(3.08)	(.10)	(.44)	(.54)	— [e]	12.08	(19.01)	46	1.10	(.29)	171
July 31, 2008	21.12	.05	(2.81)	(2.76)	(.46)	(2.20)	(2.66)	—	15.70	(14.90)	34	1.10	.29	151

Class M
July 31, 2012	$12.74	(.06)	.19	.13	(.16)	—	(.16)	—	$12.71	1.13	$18.75		(.48)	61
July 31, 2011	11.79	.24	1.60	1.84	(.89)	—	(.89)	—	12.74	15.76	90.75		1.85	72
July 31, 2010	12.12	.60	.89	1.49	(1.82)	—	(1.82)	— [e]	11.79	12.24	57.75		4.92	86
July 31, 2009	15.74	— [e]	(3.05)	(3.05)	(.13)	(.44)	(.57)	— [e]	12.12	(18.78)	43.85		(.01)	171
July 31, 2008	21.12	.10	(2.83)	(2.73)	(.45)	(2.20)	(2.65)	—	15.74	(14.69)	36.85		.54	151

Class R
July 31, 2012	$12.72	(.01)	.14	.13	(.44)	—	(.44)	—	$12.41	1.28	$1,008.50		(.06)	61
July 31, 2011	11.77	.26	1.60	1.86	(.91)	—	(.91)	—	12.72	16.04	669.50		2.08	72
July 31, 2010	12.10	.62	.91	1.53	(1.86)	—	(1.86)	— [e]	11.77	12.56	406.50		5.09	86
July 31, 2009	15.74	.02	(3.05)	(3.03)	(.17)	(.44)	(.61)	— [e]	12.10	(18.58)	256.60		.18	171
July 31, 2008	21.12	.13	(2.81)	(2.68)	(.50)	(2.20)	(2.70)	—	15.74	(14.47)	150.60		.73	151

Class Y
July 31, 2012	$12.91	.05	.15	.20	(.49)	—	(.49)	—	$12.62	1.83	$2,403	—	.41	61
July 31, 2011	11.92	.32	1.64	1.96	(.97)	—	(.97)	—	12.91	16.64	2,713	—	2.48	72
July 31, 2010	12.22	.76	.84	1.60	(1.90)	—	(1.90)	— [e]	11.92	13.10	1,932	—	6.11	86
July 31, 2009	15.89	.11	(3.12)	(3.01)	(.22)	(.44)	(.66)	— [e]	12.22	(18.20)	1,951.10		.95	171
July 31, 2008	21.26	.24	(2.85)	(2.61)	(.56)	(2.20)	(2.76)	—	15.89	(14.04)	3,417.10		1.26	151

See page 76 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

58	59

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2045 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
July 31, 2012	$14.37	.04	.16	.20	(.43)	—	(.43)	—	$14.14	1.62	$6,053.25		.29	47
July 31, 2011	13.24	.40	1.71	2.11	(.98)	—	(.98)	—	14.37	16.14	8,782.25		2.77	48
July 31, 2010	13.23	.70	1.02	1.72	(1.71)	—	(1.71)	— [e]	13.24	13.01	8,985.25		5.16	76
July 31, 2009	17.10	.09	(3.27)	(3.18)	(.01)	(.68)	(.69)	— [e]	13.23	(17.96)	10,108.35		.73	158
July 31, 2008	26.39	.26	(3.04)	(2.78)	(.93)	(5.58)	(6.51)	— [e]	17.10	(13.88)	14,332.34		1.21	134

Class B
July 31, 2012	$13.32	(.07)	.15	.08	(.34)	—	(.34)	—	$13.06	.84	$215	1.00	(.55)	47
July 31, 2011	12.34	.23	1.63	1.86	(.88)	—	(.88)	—	13.32	15.27	160	1.00	1.76	48
July 31, 2010	12.45	.62	.90	1.52	(1.63)	—	(1.63)	— [e]	12.34	12.11	119	1.00	4.86	76
July 31, 2009	16.25	(.02)	(3.10)	(3.12)	—	(.68)	(.68)	— [e]	12.45	(18.53)	138	1.10	(.14)	158
July 31, 2008	25.42	.09	(2.89)	(2.80)	(.79)	(5.58)	(6.37)	— [e]	16.25	(14.52)	158	1.09	.45	134

Class C
July 31, 2012	$13.42	(.07)	.16	.09	(.35)	—	(.35)	—	$13.16	.84	$62	1.00	(.53)	47
July 31, 2011	12.46	.24	1.64	1.88	(.92)	—	(.92)	—	13.42	15.24	41	1.00	1.81	48
July 31, 2010	12.56	.54	1.00	1.54	(1.64)	—	(1.64)	— [e]	12.46	12.18	22	1.00	4.21	76
July 31, 2009	16.39	— [e]	(3.15)	(3.15)	—	(.68)	(.68)	— [e]	12.56	(18.55)	13	1.10	.01	158
July 31, 2008	25.59	.08	(2.90)	(2.82)	(.80)	(5.58)	(6.38)	— [e]	16.39	(14.52)	20	1.09	.40	134

Class M
July 31, 2012	$14.08	(.03)	.16	.13	(.40)	—	(.40)	—	$13.81	1.14	$13.75		(.19)	47
July 31, 2011	13.01	.28	1.72	2.00	(.93)	—	(.93)	—	14.08	15.52	9.75		2.01	48
July 31, 2010	13.03	.63	1.00	1.63	(1.65)	—	(1.65)	— [e]	13.01	12.45	6.75		4.71	76
July 31, 2009	16.93	.02	(3.24)	(3.22)	—	(.68)	(.68)	— [e]	13.03	(18.37)	5.85		.18	158
July 31, 2008	25.71	.02	(2.88)	(2.86)	(.35)	(5.58)	(5.93)	.01	16.93	(14.29)	7.84		.13	134

Class R
July 31, 2012	$14.68	.01	.16	.17	(.41)	—	(.41)	—	$14.44	1.36	$1,085.50		.04	47
July 31, 2011	13.52	.35	1.77	2.12	(.96)	—	(.96)	—	14.68	15.88	1,012.50		2.36	48
July 31, 2010	13.49	.61	1.10	1.71	(1.68)	—	(1.68)	— [e]	13.52	12.67	644.50		4.42	76
July 31, 2009	17.44	.05	(3.32)	(3.27)	—	(.68)	(.68)	— [e]	13.49	(18.14)	335.60		.37	158
July 31, 2008	26.84	.17	(3.06)	(2.89)	(.93)	(5.58)	(6.51)	—	17.44	(14.08)	364.59		.82	134

Class Y
July 31, 2012	$16.77	.07	.20	.27	(.47)	—	(.47)	—	$16.57	1.86	$3,247	—	.44	47
July 31, 2011	15.30	.47	2.02	2.49	(1.02)	—	(1.02)	—	16.77	16.45	6,041	—	2.82	48
July 31, 2010	15.05	.92	1.08	2.00	(1.75)	—	(1.75)	— [e]	15.30	13.28	4,689	—	5.88	76
July 31, 2009	19.33	.13	(3.68)	(3.55)	(.05)	(.68)	(.73)	— [e]	15.05	(17.77)	4,366.10		.92	158
July 31, 2008	28.99	.31	(3.38)	(3.07)	(1.01)	(5.58)	(6.59)	— [e]	19.33	(13.66)	7,181.09		1.29	134

See page 76 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

60	61

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2040 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
July 31, 2012	$15.59	.06	.17	.23	(.34)	—	(.34)	—	$15.48	1.65	$8,185.25		.39	43
July 31, 2011	14.23	.46	1.78	2.24	(.88)	—	(.88)	—	15.59	15.90	11,819.25		2.98	45
July 31, 2010	13.92	.70	1.14	1.84	(1.53)	—	(1.53)	— [e]	14.23	13.23	11,637.25		4.84	75
July 31, 2009	17.50	.12	(3.18)	(3.06)	(.04)	(.48)	(.52)	— [e]	13.92	(17.02)	13,919.35		.93	158
July 31, 2008	26.10	.31	(3.06)	(2.75)	(.93)	(4.92)	(5.85)	— [e]	17.50	(13.48)	20,919.34		1.44	134

Class B
July 31, 2012	$14.56	(.05)	.16	.11	(.25)	—	(.25)	—	$14.42	.92	$456	1.00	(.34)	43
July 31, 2011	13.38	.32	1.67	1.99	(.81)	—	(.81)	—	14.56	15.00	434	1.00	2.21	45
July 31, 2010	13.17	.52	1.12	1.64	(1.43)	—	(1.43)	— [e]	13.38	12.39	258	1.00	3.83	75
July 31, 2009	16.67	.01	(3.03)	(3.02)	—	(.48)	(.48)	— [e]	13.17	(17.66)	226	1.10	.09	158
July 31, 2008	25.12	.10	(2.88)	(2.78)	(.75)	(4.92)	(5.67)	— [e]	16.67	(14.12)	338	1.09	.50	134

Class C
July 31, 2012	$14.49	(.04)	.16	.12	(.28)	—	(.28)	—	$14.33	.96	$163	1.00	(.32)	43
July 31, 2011	13.32	.27	1.70	1.97	(.80)	—	(.80)	—	14.49	14.96	137	1.00	1.88	45
July 31, 2010	13.16	.47	1.16	1.63	(1.47)	—	(1.47)	— [e]	13.32	12.37	90	1.00	3.44	75
July 31, 2009	16.65	(.02)	(2.99)	(3.01)	—	(.48)	(.48)	— [e]	13.16	(17.62)	38	1.10	(.14)	158
July 31, 2008	25.20	.11	(2.88)	(2.77)	(.86)	(4.92)	(5.78)	— [e]	16.65	(14.11)	30	1.09	.57	134

Class M
July 31, 2012	$14.77	(.05)	.20	.15	(.21)	—	(.21)	—	$14.71	1.15	$26.75		(.33)	43
July 31, 2011	13.53	.31	1.75	2.06	(.82)	—	(.82)	—	14.77	15.34	31.75		2.11	45
July 31, 2010	13.32	.50	1.19	1.69	(1.48)	—	(1.48)	— [e]	13.53	12.65	18.75		3.58	75
July 31, 2009	16.82	.02	(3.04)	(3.02)	—	(.48)	(.48)	— [e]	13.32	(17.46)	15.85		.13	158
July 31, 2008	25.24	.18	(2.92)	(2.74)	(.76)	(4.92)	(5.68)	— [e]	16.82	(13.90)	9.84		.88	134

Class R
July 31, 2012	$15.95	.02	.19	.21	(.32)	—	(.32)	—	$15.84	1.46	$2,302.50		.14	43
July 31, 2011	14.57	.42	1.82	2.24	(.86)	—	(.86)	—	15.95	15.55	2,057.50		2.63	45
July 31, 2010	14.23	.57	1.28	1.85	(1.51)	—	(1.51)	— [e]	14.57	12.97	1,278.50		3.86	75
July 31, 2009	17.89	.06	(3.23)	(3.17)	(.01)	(.48)	(.49)	— [e]	14.23	(17.25)	622.60		.46	158
July 31, 2008	26.61	.20	(3.06)	(2.86)	(.94)	(4.92)	(5.86)	— [e]	17.89	(13.68)	499.59		.98	134

Class Y
July 31, 2012	$17.91	.09	.22	.31	(.39)	—	(.39)	—	$17.83	1.92	$3,945	—	.52	43
July 31, 2011	16.23	.53	2.07	2.60	(.92)	—	(.92)	—	17.91	16.17	10,316	—	2.99	45
July 31, 2010	15.68	.86	1.26	2.12	(1.57)	—	(1.57)	— [e]	16.23	13.52	8,053	—	5.22	75
July 31, 2009	19.63	.15	(3.54)	(3.39)	(.08)	(.48)	(.56)	— [e]	15.68	(16.83)	6,979.10		1.05	158
July 31, 2008	28.57	.36	(3.38)	(3.02)	(1.00)	(4.92)	(5.92)	— [e]	19.63	(13.26)	9,917.09		1.50	134

See page 76 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

62	63

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2035 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
July 31, 2012	$16.01	.09	.15	.24	(.42)	—	(.42)	—	$15.83	1.73	$13,194.25		.62	42
July 31, 2011	14.50	.52	1.67	2.19	(.68)	—	(.68)	—	16.01	15.23	18,629.25		3.32	45
July 31, 2010	13.62	.62	1.23	1.85	(.97)	—	(.97)	— [e]	14.50	13.57	18,603.25		4.29	65
July 31, 2009	17.02	.14	(3.00)	(2.86)	(.06)	(.48)	(.54)	— [e]	13.62	(16.22)	20,418.35		1.12	153
July 31, 2008	25.13	.34	(2.84)	(2.50)	(.94)	(4.67)	(5.61)	— [e]	17.02	(12.79)	29,945.34		1.65	127

Class B
July 31, 2012	$14.89	(.02)	.14	.12	(.33)	—	(.33)	—	$14.68	.97	$642	1.00	(.12)	42
July 31, 2011	13.55	.35	1.58	1.93	(.59)	—	(.59)	—	14.89	14.35	594	1.00	2.40	45
July 31, 2010	12.80	.51	1.13	1.64	(.89)	—	(.89)	— [e]	13.55	12.77	421	1.00	3.74	65
July 31, 2009	16.07	.03	(2.82)	(2.79)	—	(.48)	(.48)	— [e]	12.80	(16.85)	397	1.10	.23	153
July 31, 2008	24.06	.16	(2.69)	(2.53)	(.79)	(4.67)	(5.46)	— [e]	16.07	(13.46)	486	1.09	.85	127

Class C
July 31, 2012	$14.91	(.01)	.13	.12	(.33)	—	(.33)	—	$14.70	.94	$264	1.00	(.07)	42
July 31, 2011	13.57	.34	1.60	1.94	(.60)	—	(.60)	—	14.91	14.37	279	1.00	2.33	45
July 31, 2010	12.83	.42	1.21	1.63	(.89)	—	(.89)	— [e]	13.57	12.69	232	1.00	3.08	65
July 31, 2009	16.10	.01	(2.80)	(2.79)	—	(.48)	(.48)	— [e]	12.83	(16.81)	126	1.10	.08	153
July 31, 2008	24.12	.15	(2.68)	(2.53)	(.82)	(4.67)	(5.49)	— [e]	16.10	(13.45)	108	1.09	.78	127

Class M
July 31, 2012	$15.14	(.06)	.24	.18	—	—	—	—	$15.32	1.19	$32.75		(.40)	42
July 31, 2011	13.75	.37	1.63	2.00	(.61)	—	(.61)	—	15.14	14.62	75.75		2.45	45
July 31, 2010	12.97	.51	1.17	1.68	(.90)	—	(.90)	— [e]	13.75	12.98	65.75		3.69	65
July 31, 2009	16.25	.07	(2.85)	(2.78)	(.02)	(.48)	(.50)	— [e]	12.97	(16.60)	58.85		.63	153
July 31, 2008	24.26	.21	(2.72)	(2.51)	(.83)	(4.67)	(5.50)	— [e]	16.25	(13.23)	53.84		1.08	127

Class R
July 31, 2012	$15.45	.05	.14	.19	(.40)	—	(.40)	—	$15.24	1.46	$2,650.50		.37	42
July 31, 2011	14.04	.41	1.67	2.08	(.67)	—	(.67)	—	15.45	14.91	2,361.50		2.66	45
July 31, 2010	13.22	.45	1.31	1.76	(.94)	—	(.94)	— [e]	14.04	13.34	1,278.50		3.21	65
July 31, 2009	16.57	.07	(2.89)	(2.82)	(.05)	(.48)	(.53)	— [e]	13.22	(16.45)	636.60		.61	153
July 31, 2008	24.66	.25	(2.74)	(2.49)	(.93)	(4.67)	(5.60)	— [e]	16.57	(13.01)	500.59		1.28	127

Class Y
July 31, 2012	$18.35	.14	.18	.32	(.47)	—	(.47)	—	$18.20	1.97	$6,059	—	.78	42
July 31, 2011	16.53	.59	1.95	2.54	(.72)	—	(.72)	—	18.35	15.48	13,740	—	3.24	45
July 31, 2010	15.40	.79	1.34	2.13	(1.00)	—	(1.00)	— [e]	16.53	13.86	10,601	—	4.78	65
July 31, 2009	19.14	.20	(3.36)	(3.16)	(.10)	(.48)	(.58)	— [e]	15.40	(15.98)	9,867.10		1.37	153
July 31, 2008	27.59	.41	(3.18)	(2.77)	(1.01)	(4.67)	(5.68)	— [e]	19.14	(12.61)	17,989.09		1.77	127

See page 76 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

64	65

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2030 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
July 31, 2012	$16.22	.15	.14	.29	(.35)	—	(.35)	—	$16.16	1.95	$17,648.25		1.00	41
July 31, 2011	14.70	.54	1.51	2.05	(.53)	—	(.53)	—	16.22	14.08	26,432.25		3.39	43
July 31, 2010	13.46	.53	1.31	1.84	(.60)	—	(.60)	— [e]	14.70	13.73	25,133.25		3.66	73
July 31, 2009	16.85	.17	(2.85)	(2.68)	(.11)	(.60)	(.71)	— [e]	13.46	(15.08)	27,113.35		1.33	148
July 31, 2008	24.69	.39	(2.70)	(2.31)	(.94)	(4.59)	(5.53)	— [e]	16.85	(12.03)	38,938.34		1.93	122

Class B
July 31, 2012	$15.47	.04	.12	.16	(.25)	—	(.25)	—	$15.38	1.18	$1,038	1.00	.28	41
July 31, 2011	14.06	.38	1.47	1.85	(.44)	—	(.44)	—	15.47	13.20	1,015	1.00	2.48	43
July 31, 2010	12.92	.42	1.24	1.66	(.52)	—	(.52)	— [e]	14.06	12.89	810	1.00	3.00	73
July 31, 2009	16.17	.05	(2.70)	(2.65)	— [e]	(.60)	(.60)	— [e]	12.92	(15.74)	642	1.10	.38	148
July 31, 2008	23.91	.20	(2.57)	(2.37)	(.78)	(4.59)	(5.37)	— [e]	16.17	(12.70)	687	1.09	1.07	122

Class C
July 31, 2012	$15.50	.04	.13	.17	(.26)	—	(.26)	—	$15.41	1.20	$550	1.00	.29	41
July 31, 2011	14.11	.35	1.50	1.85	(.46)	—	(.46)	—	15.50	13.20	558	1.00	2.30	43
July 31, 2010	12.97	.29	1.39	1.68	(.54)	—	(.54)	— [e]	14.11	12.93	376	1.00	2.07	73
July 31, 2009	16.24	.03	(2.70)	(2.67)	— [e]	(.60)	(.60)	— [e]	12.97	(15.78)	144	1.10	.25	148
July 31, 2008	24.03	.20	(2.59)	(2.39)	(.81)	(4.59)	(5.40)	— [e]	16.24	(12.72)	118	1.09	1.03	122

Class M
July 31, 2012	$15.52	— [e]	.22	.22	—	—	—	—	$15.74	1.42	$76.75		.01	41
July 31, 2011	14.09	.43	1.46	1.89	(.46)	—	(.46)	—	15.52	13.48	591.75		2.80	43
July 31, 2010	12.93	.45	1.25	1.70	(.54)	—	(.54)	— [e]	14.09	13.19	578.75		3.21	73
July 31, 2009	16.20	.08	(2.71)	(2.63)	(.04)	(.60)	(.64)	— [e]	12.93	(15.53)	612.85		.69	148
July 31, 2008	23.95	.27	(2.60)	(2.33)	(.83)	(4.59)	(5.42)	— [e]	16.20	(12.49)	691.84		1.38	122

Class R
July 31, 2012	$15.43	.11	.13	.24	(.34)	—	(.34)	—	$15.33	1.70	$4,580.50		.73	41
July 31, 2011	14.05	.46	1.46	1.92	(.54)	—	(.54)	—	15.43	13.73	3,367.50		3.04	43
July 31, 2010	12.89	.29	1.45	1.74	(.58)	—	(.58)	— [e]	14.05	13.50	1,875.50		2.09	73
July 31, 2009	16.19	.11	(2.72)	(2.61)	(.09)	(.60)	(.69)	— [e]	12.89	(15.33)	582.60		.94	148
July 31, 2008	24.00	.29	(2.57)	(2.28)	(.94)	(4.59)	(5.53)	— [e]	16.19	(12.28)	704.59		1.57	122

Class Y
July 31, 2012	$18.31	.21	.16	.37	(.40)	—	(.40)	—	$18.28	2.21	$6,919	—	1.19	41
July 31, 2011	16.53	.62	1.73	2.35	(.57)	—	(.57)	—	18.31	14.35	14,657	—	3.42	43
July 31, 2010	15.06	.71	1.40	2.11	(.64)	—	(.64)	— [e]	16.53	14.02	10,996	—	4.32	73
July 31, 2009	18.74	.25	(3.18)	(2.93)	(.15)	(.60)	(.75)	— [e]	15.06	(14.87)	10,564.10		1.79	148
July 31, 2008	26.86	.47	(2.99)	(2.52)	(1.01)	(4.59)	(5.60)	— [e]	18.74	(11.84)	25,779.09		2.09	122

See page 76 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

66	67

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2025 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
July 31, 2012	$17.36	.26	.15	.41	(.56)	—	(.56)	—	$17.21	2.62	$24,382.25		1.54	43
July 31, 2011	15.98	.59	1.36	1.95	(.57)	—	(.57)	—	17.36	12.30	33,235.25		3.46	50
July 31, 2010	14.54	.56	1.41	1.97	(.53)	—	(.53)	— [e]	15.98	13.61	32,661.25		3.56	79
July 31, 2009	17.78	.26	(2.90)	(2.64)	(.15)	(.45)	(.60)	— [e]	14.54	(14.28)	33,256.35		1.95	139
July 31, 2008	25.65	.47	(2.68)	(2.21)	(.97)	(4.69)	(5.66)	— [e]	17.78	(11.07)	46,218.34		2.18	118

Class B
July 31, 2012	$16.31	.13	.14	.27	(.46)	—	(.46)	—	$16.12	1.85	$869	1.00	.86	43
July 31, 2011	15.05	.42	1.30	1.72	(.46)	—	(.46)	—	16.31	11.47	930	1.00	2.64	50
July 31, 2010	13.75	.41	1.33	1.74	(.44)	—	(.44)	— [e]	15.05	12.65	894	1.00	2.77	79
July 31, 2009	16.80	.14	(2.71)	(2.57)	(.03)	(.45)	(.48)	— [e]	13.75	(14.87)	777	1.10	1.09	139
July 31, 2008	24.55	.28	(2.53)	(2.25)	(.81)	(4.69)	(5.50)	— [e]	16.80	(11.74)	928	1.09	1.40	118

Class C
July 31, 2012	$16.35	.13	.14	.27	(.48)	—	(.48)	—	$16.14	1.83	$631	1.00	.80	43
July 31, 2011	15.11	.38	1.34	1.72	(.48)	—	(.48)	—	16.35	11.46	517	1.00	2.37	50
July 31, 2010	13.81	.36	1.39	1.75	(.45)	—	(.45)	— [e]	15.11	12.70	334	1.00	2.43	79
July 31, 2009	16.87	.12	(2.70)	(2.58)	(.03)	(.45)	(.48)	— [e]	13.81	(14.88)	196	1.10	.95	139
July 31, 2008	24.64	.28	(2.53)	(2.25)	(.83)	(4.69)	(5.52)	— [e]	16.87	(11.74)	151	1.09	1.39	118

Class M
July 31, 2012	$16.54	.18	.13	.31	(.48)	—	(.48)	—	$16.37	2.09	$137.75		1.12	43
July 31, 2011	15.26	.45	1.33	1.78	(.50)	—	(.50)	—	16.54	11.76	163.75		2.79	50
July 31, 2010	13.95	.48	1.33	1.81	(.50)	—	(.50)	— [e]	15.26	12.98	154.75		3.18	79
July 31, 2009	16.96	.18	(2.74)	(2.56)	—	(.45)	(.45)	— [e]	13.95	(14.68)	94.85		1.36	139
July 31, 2008	24.72	.34	(2.56)	(2.22)	(.85)	(4.69)	(5.54)	— [e]	16.96	(11.53)	120.84		1.67	118

Class R
July 31, 2012	$16.32	.21	.14	.35	(.54)	—	(.54)	—	$16.13	2.41	$3,444.50		1.31	43
July 31, 2011	15.09	.49	1.31	1.80	(.57)	—	(.57)	—	16.32	12.01	3,393.50		3.04	50
July 31, 2010	13.77	.45	1.38	1.83	(.51)	—	(.51)	— [e]	15.09	13.30	1,766.50		3.01	79
July 31, 2009	16.91	.18	(2.73)	(2.55)	(.14)	(.45)	(.59)	— [e]	13.77	(14.49)	1,097.60		1.46	139
July 31, 2008	24.72	.34	(2.50)	(2.16)	(.96)	(4.69)	(5.65)	— [e]	16.91	(11.30)	697.59		1.77	118

Class Y
July 31, 2012	$17.45	.30	.15	.45	(.62)	—	(.62)	—	$17.28	2.85	$8,402	—	1.80	43
July 31, 2011	16.05	.60	1.41	2.01	(.61)	—	(.61)	—	17.45	12.65	13,497	—	3.47	50
July 31, 2010	14.61	.67	1.34	2.01	(.57)	—	(.57)	— [e]	16.05	13.80	10,764	—	4.24	79
July 31, 2009	17.87	.34	(2.95)	(2.61)	(.20)	(.45)	(.65)	— [e]	14.61	(14.04)	11,294.10		2.48	139
July 31, 2008	25.77	.50	(2.67)	(2.17)	(1.04)	(4.69)	(5.73)	— [e]	17.87	(10.85)	34,366.09		2.32	118

See page 76 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

68	69

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2020 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
July 31, 2012	$16.45	.30	.14	.44	(.70)	—	(.70)	—	$16.19	2.97	$25,465.25		1.93	39
July 31, 2011	15.44	.54	1.03	1.57	(.56)	—	(.56)	—	16.45	10.30	33,513.25		3.34	55
July 31, 2010	14.26	.54	1.30	1.84	(.66)	—	(.66)	— [e]	15.44	12.99	34,289.25		3.54	84
July 31, 2009	17.01	.44	(2.73)	(2.29)	(.23)	(.23)	(.46)	— [e]	14.26	(13.00)	35,294.35		3.30	138
July 31, 2008	23.04	.52	(2.29)	(1.77)	(.89)	(3.37)	(4.26)	— [e]	17.01	(9.55)	53,340.34		2.58	115

Class B
July 31, 2012	$15.90	.18	.13	.31	(.61)	—	(.61)	—	$15.60	2.17	$943	1.00	1.17	39
July 31, 2011	14.94	.39	1.01	1.40	(.44)	—	(.44)	—	15.90	9.46	808	1.00	2.47	55
July 31, 2010	13.84	.42	1.25	1.67	(.57)	—	(.57)	— [e]	14.94	12.11	695	1.00	2.87	84
July 31, 2009	16.46	.32	(2.60)	(2.28)	(.11)	(.23)	(.34)	— [e]	13.84	(13.60)	699	1.10	2.49	138
July 31, 2008	22.45	.33	(2.20)	(1.87)	(.75)	(3.37)	(4.12)	— [e]	16.46	(10.26)	794	1.09	1.75	115

Class C
July 31, 2012	$15.95	.18	.13	.31	(.61)	—	(.61)	—	$15.65	2.19	$856	1.00	1.15	39
July 31, 2011	14.99	.33	1.07	1.40	(.44)	—	(.44)	—	15.95	9.43	733	1.00	2.08	55
July 31, 2010	13.90	.41	1.27	1.68	(.59)	—	(.59)	— [e]	14.99	12.14	483	1.00	2.75	84
July 31, 2009	16.55	.29	(2.59)	(2.30)	(.12)	(.23)	(.35)	— [e]	13.90	(13.62)	367	1.10	2.27	138
July 31, 2008	22.57	.33	(2.21)	(1.88)	(.77)	(3.37)	(4.14)	— [e]	16.55	(10.24)	236	1.09	1.77	115

Class M
July 31, 2012	$16.14	.24	.11	.35	(.61)	—	(.61)	—	$15.88	2.40	$133.75		1.54	39
July 31, 2011	15.16	.46	1.00	1.46	(.48)	—	(.48)	—	16.14	9.74	213.75		2.91	55
July 31, 2010	14.02	.46	1.27	1.73	(.59)	—	(.59)	— [e]	15.16	12.38	234.75		3.08	84
July 31, 2009	16.56	.37	(2.62)	(2.25)	(.06)	(.23)	(.29)	— [e]	14.02	(13.38)	218.85		2.81	138
July 31, 2008	22.57	.39	(2.22)	(1.83)	(.81)	(3.37)	(4.18)	— [e]	16.56	(10.03)	440.84		2.03	115

Class R
July 31, 2012	$15.89	.26	.13	.39	(.68)	—	(.68)	—	$15.60	2.71	$3,030.50		1.72	39
July 31, 2011	14.98	.48	1.01	1.49	(.58)	—	(.58)	—	15.89	10.04	3,172.50		3.06	55
July 31, 2010	13.87	.43	1.31	1.74	(.63)	—	(.63)	— [e]	14.98	12.62	1,051.50		2.89	84
July 31, 2009	16.57	.38	(2.63)	(2.25)	(.22)	(.23)	(.45)	— [e]	13.87	(13.19)	461.60		3.01	138
July 31, 2008	22.60	.40	(2.18)	(1.78)	(.88)	(3.37)	(4.25)	— [e]	16.57	(9.78)	612.59		2.17	115

Class Y
July 31, 2012	$18.19	.40	.13	.53	(.75)	—	(.75)	—	$17.97	3.22	$3,500	—	2.27	39
July 31, 2011	17.01	.61	1.18	1.79	(.61)	—	(.61)	—	18.19	10.60	10,446	—	3.42	55
July 31, 2010	15.65	.69	1.37	2.06	(.70)	—	(.70)	— [e]	17.01	13.21	7,976	—	4.10	84
July 31, 2009	18.61	.55	(3.00)	(2.45)	(.28)	(.23)	(.51)	— [e]	15.65	(12.77)	9,010.10		3.72	138
July 31, 2008	24.83	.60	(2.49)	(1.89)	(.96)	(3.37)	(4.33)	— [e]	18.61	(9.33)	35,542.09		2.76	115

See page 76 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

70	71

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2015 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
July 31, 2012	$16.93	.29	.10	.39	(.81)	—	(.81)	—	$16.51	2.57	$20,617.25		1.79	40
July 31, 2011	16.22	.51	.79	1.30	(.59)	—	(.59)	—	16.93	8.09	29,768.25		3.06	55
July 31, 2010	15.25	.52	1.17	1.69	(.72)	—	(.72)	— [e]	16.22	11.20	31,451.25		3.25	90
July 31, 2009	18.14	.66	(2.84)	(2.18)	(.50)	(.21)	(.71)	— [e]	15.25	(11.40)	46,905.35		4.58	126
July 31, 2008	22.61	.66	(1.96)	(1.30)	(.93)	(2.24)	(3.17)	— [e]	18.14	(6.78)	62,496.34		3.25	109

Class B
July 31, 2012	$16.45	.19	.07	.26	(.71)	—	(.71)	—	$16.00	1.82	$458	1.00	1.18	40
July 31, 2011	15.78	.37	.77	1.14	(.47)	—	(.47)	—	16.45	7.27	485	1.00	2.27	55
July 31, 2010	14.88	.39	1.13	1.52	(.62)	—	(.62)	— [e]	15.78	10.30	467	1.00	2.51	90
July 31, 2009	17.63	.52	(2.73)	(2.21)	(.33)	(.21)	(.54)	— [e]	14.88	(12.04)	548	1.10	3.68	126
July 31, 2008	22.05	.49	(1.91)	(1.42)	(.76)	(2.24)	(3.00)	— [e]	17.63	(7.48)	465	1.09	2.48	109

Class C
July 31, 2012	$16.44	.21	.05	.26	(.71)	—	(.71)	—	$15.99	1.81	$439	1.00	1.35	40
July 31, 2011	15.75	.37	.77	1.14	(.45)	—	(.45)	—	16.44	7.29	668	1.00	2.28	55
July 31, 2010	14.88	.32	1.21	1.53	(.66)	—	(.66)	— [e]	15.75	10.33	673	1.00	2.04	90
July 31, 2009	17.69	.54	(2.76)	(2.22)	(.38)	(.21)	(.59)	— [e]	14.88	(12.06)	261	1.10	3.78	126
July 31, 2008	22.09	.48	(1.90)	(1.42)	(.74)	(2.24)	(2.98)	— [e]	17.69	(7.47)	363	1.09	2.47	109

Class M
July 31, 2012	$16.63	.20	.11	.31	(.65)	—	(.65)	—	$16.29	2.06	$145.75		1.27	40
July 31, 2011	15.96	.41	.78	1.19	(.52)	—	(.52)	—	16.63	7.53	329.75		2.51	55
July 31, 2010	15.02	.41	1.18	1.59	(.65)	—	(.65)	— [e]	15.96	10.65	385.75		2.56	90
July 31, 2009	17.78	.55	(2.74)	(2.19)	(.36)	(.21)	(.57)	— [e]	15.02	(11.82)	262.85		3.75	126
July 31, 2008	22.23	.52	(1.90)	(1.38)	(.83)	(2.24)	(3.07)	— [e]	17.78	(7.24)	499.84		2.71	109

Class R
July 31, 2012	$16.40	.25	.09	.34	(.79)	—	(.79)	—	$15.95	2.32	$2,604.50		1.61	40
July 31, 2011	15.77	.46	.76	1.22	(.59)	—	(.59)	—	16.40	7.80	2,822.50		2.82	55
July 31, 2010	14.88	.41	1.20	1.61	(.72)	—	(.72)	— [e]	15.77	10.86	2,011.50		2.63	90
July 31, 2009	17.75	.54	(2.71)	(2.17)	(.49)	(.21)	(.70)	— [e]	14.88	(11.63)	846.60		3.89	126
July 31, 2008	22.24	.57	(1.90)	(1.33)	(.92)	(2.24)	(3.16)	— [e]	17.75	(7.02)	340.59		2.96	109

Class Y
July 31, 2012	$16.99	.35	.08	.43	(.87)	—	(.87)	—	$16.55	2.84	$1,740	—	2.14	40
July 31, 2011	16.29	.55	.79	1.34	(.64)	—	(.64)	—	16.99	8.32	6,108	—	3.27	55
July 31, 2010	15.31	.58	1.16	1.74	(.76)	—	(.76)	— [e]	16.29	11.47	5,376	—	3.60	90
July 31, 2009	18.22	.76	(2.92)	(2.16)	(.54)	(.21)	(.75)	— [e]	15.31	(11.16)	6,133.10		5.14	126
July 31, 2008	22.70	.72	(1.97)	(1.25)	(.99)	(2.24)	(3.23)	— [e]	18.22	(6.54)	27,832.09		3.47	109

See page 76 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

72	73

Financial highlights (For a common share outstanding throughout the period)

Putnam Retirement Income Fund Lifestyle 1

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
July 31, 2012	$16.30	.28	.09	.37	(.28)	—	(.28)	—	$16.39	2.35	$18,008.25		1.78	40
July 31, 2011	15.87	.51	.39	.90	(.47)	—	(.47)	—	16.30	5.71	21,075.25		3.16	38
July 31, 2010	14.92	.43	.96	1.39	(.44)	—	(.44)	— [e]	15.87	9.41	10,077.25		2.71	136
July 31, 2009	16.85	.89	(1.93)	(1.04)	(.89)	—	(.89)	— [e]	14.92	(5.54)	10,812.35		6.43	137
July 31, 2008	19.02	.71	(1.28)	(.57)	(.78)	(.82)	(1.60)	— [e]	16.85	(3.37)	14,607.34		3.89	139

Class B
July 31, 2012	$16.30	.17	.08	.25	(.21)	—	(.21)	—	$16.34	1.59	$187	1.00	1.05	40
July 31, 2011	15.90	.39	.38	.77	(.37)	—	(.37)	—	16.30	4.88	206	1.00	2.43	38
July 31, 2010	14.94	.30	.99	1.29	(.33)	—	(.33)	— [e]	15.90	8.66	42	1.00	1.91	136
July 31, 2009	16.88	.78	(1.93)	(1.15)	(.79)	—	(.79)	— [e]	14.94	(6.26)	42	1.10	5.61	137
July 31, 2008	19.04	.56	(1.28)	(.72)	(.62)	(.82)	(1.44)	— [e]	16.88	(4.12)	43	1.09	3.03	139

Class C
July 31, 2012	$16.34	.15	.10	.25	(.21)	—	(.21)	—	$16.38	1.58	$536	1.00	.95	40
July 31, 2011	15.93	.41	.37	.78	(.37)	—	(.37)	—	16.34	4.92	496	1.00	2.50	38
July 31, 2010	14.97	.26	1.02	1.28	(.32)	—	(.32)	— [e]	15.93	8.61	138	1.00	1.64	136
July 31, 2009	16.91	.83	(1.98)	(1.15)	(.79)	—	(.79)	— [e]	14.97	(6.25)	127	1.10	6.36	137
July 31, 2008	19.07	.57	(1.28)	(.71)	(.63)	(.82)	(1.45)	— [e]	16.91	(4.06)	1	1.09	3.14	139

Class M
July 31, 2012	$16.34	.24	.09	.33	(.24)	—	(.24)	—	$16.43	2.10	$317.50		1.52	40
July 31, 2011	15.91	.38	.44	.82	(.39)	—	(.39)	—	16.34	5.19	328.72		2.36	38
July 31, 2010	14.95	.35	.97	1.32	(.36)	—	(.36)	— [e]	15.91	8.90	315.75		2.22	136
July 31, 2009	16.89	.94	(2.06)	(1.12)	(.82)	—	(.82)	— [e]	14.95	(6.04)	394.85		7.15	137
July 31, 2008	19.07	.62	(1.29)	(.67)	(.69)	(.82)	(1.51)	— [e]	16.89	(3.87)	125.84		3.54	139

Class R
July 31, 2012	$16.30	.25	.07	.32	(.24)	—	(.24)	—	$16.38	2.05	$1,222.50		1.55	40
July 31, 2011	15.87	.52	.34	.86	(.43)	—	(.43)	—	16.30	5.46	1,400.50		3.22	38
July 31, 2010	14.92	.34	1.02	1.36	(.41)	—	(.41)	— [e]	15.87	9.16	193.50		2.18	136
July 31, 2009	16.85	.84	(1.92)	(1.08)	(.85)	—	(.85)	— [e]	14.92	(5.79)	77.60		6.10	137
July 31, 2008	19.03	.65	(1.28)	(.63)	(.73)	(.82)	(1.55)	— [e]	16.85	(3.62)	155.59		3.63	139

Class Y
July 31, 2012	$16.35	.34	.07	.41	(.32)	—	(.32)	—	$16.44	2.60	$992	—	2.14	40
July 31, 2011	15.92	.52	.41	.93	(.50)	—	(.50)	—	16.35	5.95	5,542	—	3.20	38
July 31, 2010	14.96	.49	.95	1.44	(.48)	—	(.48)	— [e]	15.92	9.71	2,730	—	3.13	136
July 31, 2009	16.90	.96	(1.98)	(1.02)	(.92)	—	(.92)	— [e]	14.96	(5.32)	3,239.10		6.81	137
July 31, 2008	19.07	.75	(1.28)	(.53)	(.82)	(.82)	(1.64)	— [e]	16.90	(3.12)	7,191.09		4.13	139

See page 76 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

74	75

Financial highlights (Continued)

*Not annualized.

†For the period November 30, 2010 (commencement of operations) to July 31, 2011.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses for the following periods reflect a reduction of the following based on each fund’s average net assets (Note 2):

	7/31/12	7/31/11	7/31/10	7/31/09	7/31/08

Putnam RetirementReady 2055 Fund	7.30%	23.04%	N/A	N/A	N/A

Putnam RetirementReady 2050 Fund	0.15	0.22	0.13%	0.06%	0.05%

Putnam RetirementReady 2045 Fund	0.12	0.18	0.08	0.02	0.02

Putnam RetirementReady 2040 Fund	0.12	0.17	0.08	0.02	0.01

Putnam RetirementReady 2035 Fund	0.11	0.08	0.08	0.02	0.01

Putnam RetirementReady 2030 Fund	0.11	0.08	0.08	0.02	0.01

Putnam RetirementReady 2025 Fund	0.10	0.08	0.08	0.02	0.01

Putnam RetirementReady 2020 Fund	0.10	0.08	0.08	0.01	0.01

Putnam RetirementReady 2015 Fund	0.11	0.07	0.07	0.01	<0.01

Putnam Retirement Income Fund Lifestyle 1	0.12	0.07	0.25	0.01	<0.01

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from August 1, 2011 through July 31, 2012.

Each of Putnam RetirementReady® Funds: Putnam RetirementReady 2055 Fund, Putnam RetirementReady 2050 Fund, Putnam RetirementReady 2045 Fund, Putnam RetirementReady 2040 Fund, Putnam RetirementReady 2035 Fund, Putnam RetirementReady 2030 Fund, Putnam RetirementReady 2025 Fund, Putnam RetirementReady 2020 Fund, Putnam RetirementReady 2015 Fund, and Putnam Retirement Income Fund Lifestyle 1 (collectively the funds) is a diversified series of Putnam RetirementReady® Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company. Each fund, except the Putnam Retirement Income Fund Lifestyle 1, seeks capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date. Putnam Retirement Income Fund Lifestyle 1 seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital.

Currently there are ten separate funds, of which nine have a target date specified by the calendar year in the name of each fund. The target dates are in five-year increments beginning with the year 2015. The tenth fund is named Putnam Retirement Income Fund Lifestyle 1. Amounts invested in each target date fund are allocated among underlying Putnam funds based on the fund’s target date. The target percentages for each target date fund gradually change over time based on the number of years that remain until the target date of the fund so that a fund’s asset allocation will become more conservative as the fund approaches its target date. The asset allocation of each target date fund is designed to provide an investment that Putnam Management believes is neither overly aggressive nor overly conservative for a typical investor planning to retire (or otherwise begin using the invested funds) in the target year. When a fund’s target percentages correspond to those of the Putnam Retirement Income Fund Lifestyle 1, which currently is expected to occur during the latter part of the target year, the fund will be merged into the Putnam Retirement Income Fund Lifestyle 1.

These financial statements report on each fund which may invest in the following Putnam Funds: Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam Dynamic Asset Allocation Balanced Fund (prior to November 30, 2011 this fund was known as Putnam Asset Allocation: Balanced Portfolio), Putnam Dynamic Asset Allocation Conservative Fund (prior to November 30, 2011 this fund was known as Putnam Asset Allocation: Conservative Portfolio), Putnam Dynamic Asset Allocation Equity Fund (prior to September 30, 2011 this fund was known as Putnam Asset Allocation: Equity Portfolio), Putnam Dynamic Asset Allocation Growth Fund (prior to November 30, 2011 this fund was known as Putnam Asset Allocation: Growth Portfolio) and Putnam Money Market Fund (the underlying Putnam Funds), which are managed by Putnam Management. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

Each fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% (4.00% for Putnam Retirement Income Fund Lifestyle 1) and 3.50% (3.25% for Putnam Retirement Income Fund Lifestyle 1), respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, each fund enters into contracts that may include agreements to indemnify another party under given circumstances. Each fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against each fund. However, each fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The price of each fund’s shares is based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1. The NAVs of the underlying Putnam Funds are determined based on the policies contained in each underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

Interfund lending Each fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the funds to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the funds did not utilize the program.

Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Each fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The funds did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the funds’ federal tax returns for the prior three fiscal years, or life of the fund, if shorter, remain subject to examination by the Internal Revenue Service.

At July 31, 2012, the following funds had capital loss carryovers in the following amounts, which will expire on the following dates:

Loss carryover

	Short-term	Long-term	Total	Expiration

Putnam RetirementReady 2050 Fund	$4,949,409	N/A	$4,949,409	July 31, 2018

Putnam RetirementReady 2045 Fund	491	$7,498	7,989	*
	9,995,400	N/A	9,995,400	July 31, 2018

Putnam RetirementReady 2040 Fund	34,661	201,317	235,978	*
	13,109,810	N/A	13,109,810	July 31, 2018

Putnam RetirementReady 2035 Fund	19,444,948	N/A	19,444,948	July 31, 2018

Putnam RetirementReady 2030 Fund	25,767,619	N/A	25,767,619	July 31, 2018

Loss carryover

	Short-term	Long-term	Total	Expiration

Putnam RetirementReady 2025 Fund	$30,241,424	N/A	$30,241,424	July 31, 2018

Putnam RetirementReady 2020 Fund	31,904,007	N/A	31,904,007	July 31, 2018

Putnam RetirementReady 2015 Fund	26,803,639	N/A	26,803,639	July 31, 2018

Putnam Retirement Income Fund	4,185,794	N/A	4,185,794	July 31, 2017
Lifestyle 1	3,966,628	N/A	3,966,628	July 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Each fund normally distributes any net investment income and any net realized capital gains annually, except the Putnam Retirement Income Fund Lifestyle 1, which normally distributes any net investment income monthly and any net realized capital gains annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include the following temporary and/or permanent differences for the following funds:

Differences during the period

Putnam RetirementReady 2055 Fund	losses on wash sale transactions and reclass of short term capital gain distributions from underlying Putnam Funds

Putnam RetirementReady 2050 Fund	losses on wash sale transactions and reclass of short term capital gain distributions from underlying Putnam Funds

Putnam RetirementReady 2045 Fund	losses on wash sale transactions and reclass of short term capital gain distributions from underlying Putnam Funds

Putnam RetirementReady 2040 Fund	losses on wash sale transactions and reclass of short term capital gain distributions from underlying Putnam Funds

Putnam RetirementReady 2035 Fund	losses on wash sale transactions and reclass of short term capital gain distributions from underlying Putnam Funds

Putnam RetirementReady 2030 Fund	losses on wash sale transactions

Putnam RetirementReady 2025 Fund	losses on wash sale transactions

Putnam RetirementReady 2020 Fund	losses on wash sale transactions

Putnam RetirementReady 2015 Fund	losses on wash sale transactions

Putnam Retirement Income Fund Lifestyle 1	losses on wash sale transactions

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the funds reclassified the following amounts:

		Accumulated net
		realized gain/(loss)
	Undistributed net	on investment
	investment income	transactions	Paid-in capital

Putnam RetirementReady 2055 Fund	$13,837	$(13,837)	$—

Putnam RetirementReady 2050 Fund	227,502	(227,502)	—

Putnam RetirementReady 2045 Fund	280,346	(280,346)	—

Putnam RetirementReady 2040 Fund	270,351	(270,351)	—

Putnam RetirementReady 2035 Fund	158,530	(158,530)	—

Putnam RetirementReady 2030 Fund	—	—	—

Accumulated net
realized gain/(loss)
	Undistributed net	on investment
	investment income	transactions	Paid-in capital

Putnam RetirementReady 2025 Fund	$—	$—	$—

Putnam RetirementReady 2020 Fund	—	—	—

Putnam RetirementReady 2015 Fund	—	—	—

Putnam Retirement Income Fund Lifestyle 1	—	—	—

Tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)	Undistributed ordinary income	Undistributed long-term gain	Capital loss carryover	Cost for federal income tax purposes

Putnam RetirementReady 2055 Fund
$25,821	($36,733)	($10,912)	$3,541	$3,524	$—	$597,999

Putnam RetirementReady 2050 Fund
217,548	(800,076)	(582,528)	42,895	—	(4,949,409)	7,863,775

Putnam RetirementReady 2045 Fund
362,431	(902,828)	(540,397)	280,692	—	(10,003,389)	11,219,150

Putnam RetirementReady 2040 Fund
8,097	(331,798)	(323,701)	296,334	—	(13,345,788)	15,401,024

Putnam RetirementReady 2035 Fund
598,029	(207,335)	390,694	297,922	—	(19,444,948)	22,544,716

Putnam RetirementReady 2030 Fund
1,262,710	(75,793)	1,186,917	308,318	—	(25,767,619)	29,625,709

Putnam RetirementReady 2025 Fund
1,373,872	(80,776)	1,293,096	578,559	—	(30,241,424)	36,575,991

Putnam RetirementReady 2020 Fund
941,490	(95,422)	846,068	667,867	—	(31,904,007)	33,079,743

Putnam RetirementReady 2015 Fund
612,054	(76,251)	535,803	488,904	—	(26,803,639)	25,465,410

Putnam Retirement Income Fund Lifestyle 1
404,357	(111,749)	292,608	4,149	—	(8,152,422)	20,973,516

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $84,646 incurred by Putnam RetirementReady 2055 Fund have been fully amortized on a straight-line basis over a twelve-month period as of November 30, 2011. As of the close of the reporting period, Putnam RetirementReady 2055 Fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The funds do not pay a monthly management fee to Putnam Management.

Putnam Management has contractually agreed through November 30, 2013 to reimburse the funds for other expenses (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, extraordinary expenses, payments under the funds’ distribution plans and acquired fund fees and expenses). During the reporting period, each fund’s expenses were reduced by the following amounts as a result of this limit:

Fees waived and reimbursed by the Manager

Putnam RetirementReady 2055 Fund	$30,062

Putnam RetirementReady 2050 Fund	10,152

Putnam RetirementReady 2045 Fund	13,348

Putnam RetirementReady 2040 Fund	19,301

Putnam RetirementReady 2035 Fund	26,541

Putnam RetirementReady 2030 Fund	35,085

Putnam RetirementReady 2025 Fund	40,220

Putnam RetirementReady 2020 Fund	37,645

Putnam RetirementReady 2015 Fund	30,624

Putnam Retirement Income Fund Lifestyle 1	26,931

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of each fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Each fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC., for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the funds at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% (0.50% for Putnam Retirement Income Fund Lifestyle 1) and 0.50% of the average net assets attributable to class A, class B, class C, class M, and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions from the sale of class A and class M shares, and received contingent deferred sales charges from redemptions of class B and class C shares, in the following amounts:

	Class A Net	Class M Net	Class B	Class C
	Commissions	Commissions	CDSC	CDSC

Putnam RetirementReady 2055 Fund	$167	$—	$291	$—

Putnam RetirementReady 2050 Fund	1,318	63	602	14

Putnam RetirementReady 2045 Fund	2,542	14	242	18

Putnam RetirementReady 2040 Fund	5,718	101	49	82

Putnam RetirementReady 2035 Fund	6,328	15	172	36

Putnam RetirementReady 2030 Fund	4,653	36	1,648	83

Putnam RetirementReady 2025 Fund	8,777	13	1,924	247

Putnam RetirementReady 2020 Fund	3,237	6	644	116

Putnam RetirementReady 2015 Fund	3,225	—	161	95

Putnam Retirement Income Fund	7,039	9	153	4
Lifestyle 1

Total	$43,004	$257	$5,886	$695

A deferred sales charge of up to 1.00% and 0.65% (0.40% for Putnam Retirement Income Fund Lifestyle 1) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received the following amounts on class A and class M redemptions:

	Class A	Class M
	CDSC	CDSC

Putnam RetirementReady 2055 Fund	$—	$—

Putnam RetirementReady 2050 Fund	—	—

Putnam RetirementReady 2045 Fund	—	—

Putnam RetirementReady 2040 Fund	19	—

Putnam RetirementReady 2035 Fund	—	—

Putnam RetirementReady 2030 Fund	—	—

Putnam RetirementReady 2025 Fund	4	—

Putnam RetirementReady 2020 Fund	—	—

Putnam RetirementReady 2015 Fund	—	—

Putnam Retirement Income Fund Lifestyle 1	23	—

Total	$46	$—

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds were as follows:

	Cost of purchases	Proceeds from sales

Putnam RetirementReady 2055 Fund	$1,028,569	$680,974

Putnam RetirementReady 2050 Fund	4,275,805	4,340,659

Putnam RetirementReady 2045 Fund	5,385,844	9,669,675

Putnam RetirementReady 2040 Fund	7,289,404	15,449,588

Putnam RetirementReady 2035 Fund	10,398,352	21,752,472

Putnam RetirementReady 2030 Fund	13,580,477	28,374,567

Putnam RetirementReady 2025 Fund	17,201,672	30,413,301

Putnam RetirementReady 2020 Fund	14,611,084	29,085,822

Putnam RetirementReady 2015 Fund	11,922,289	25,711,449

Putnam Retirement Income Fund Lifestyle 1	9,272,296	16,911,128

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

Putnam RetirementReady 2055 Fund

			For the period 11/30/10
			(commencement of operations)
	Year ended 7/31/12		to 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	62,470	$578,886	43,414	$440,988

Shares issued in connection with
reinvestment of distributions	1,143	10,266	76	749

	63,613	589,152	43,490	441,737

Shares repurchased	(49,242)	(446,291)	(26,786)	(275,126)

Net increase	14,371	$142,861	16,704	$166,611

			For the period 11/30/10
			(commencement of operations)
	Year ended 7/31/12		to 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	191	$1,767	599	$5,956

Shares issued in connection with
reinvestment of distributions	37	336	75	737

	228	2,103	674	6,693

Shares repurchased	(656)	(5,960)	(1)	(15)

Net increase (decrease)	(428)	$(3,857)	673	$6,678

			For the period 11/30/10
			(commencement of operations)
	Year ended 7/31/12		to 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	2,271	$20,958	381	$4,000

Shares issued in connection with
reinvestment of distributions	116	1,038	75	737

	2,387	21,996	456	4,737

Shares repurchased	(91)	(849)	—	—

Net increase	2,296	$21,147	456	$4,737

			For the period 11/30/10
			(commencement of operations)
	Year ended 7/31/12		to 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	66	$584	110	$1,127

Shares issued in connection with
reinvestment of distributions	36	328	75	739

	102	912	185	1,866

Shares repurchased	(175)	(1,480)	—	—

Net increase (decrease)	(73)	$(568)	185	$1,866

			For the period 11/30/10
			(commencement of operations)
	Year ended 7/31/12		to 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	529	$4,667	—	$—

Shares issued in connection with
reinvestment of distributions	55	498	75	741

	584	5,165	75	741

Shares repurchased	(124)	(1,178)	—	—

Net increase	460	$3,987	75	$741

			For the period 11/30/10
			(commencement of operations)
	Year ended 7/31/12		to 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	23,679	$224,316	1,680	$17,274

Shares issued in connection with
reinvestment of distributions	309	2,776	91	896

	23,988	227,092	1,771	18,170

Shares repurchased	(6,194)	(58,650)	—	—

Net increase	17,794	$168,442	1,771	$18,170

At the close of the reporting period, three shareholders of record owned 25.2%, 8.7% and 8.1%, respectively, of the outstanding shares of Putnam RetirementReady 2055 Fund.

Putnam RetirementReady 2050 Fund

	Year ended 7/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	137,742	$1,683,865	217,883	$2,784,421

Shares issued in connection with
reinvestment of distributions	10,823	125,549	31,641	396,457

	148,565	1,809,414	249,524	3,180,878

Shares repurchased	(189,384)	(2,294,421)	(334,589)	(4,267,894)

Net decrease	(40,819)	$(485,007)	(85,065)	$(1,087,016)

	Year ended 7/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	4,564	$51,899	2,689	$34,222

Shares issued in connection with
reinvestment of distributions	406	4,681	494	6,168

	4,970	56,580	3,183	40,390

Shares repurchased	(2,789)	(32,692)	(2,732)	(35,524)

Net increase	2,181	$23,888	451	$4,866

	Year ended 7/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	2,753	$33,184	1,174	$14,940

Shares issued in connection with
reinvestment of distributions	230	2,635	410	5,086

	2,983	35,819	1,584	20,026

Shares repurchased	(583)	(6,855)	(292)	(3,730)

Net increase	2,400	$28,964	1,292	$16,296

	Year ended 7/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	1,281	$15,599	1,847	$23,545

Shares issued in connection with
reinvestment of distributions	21	248	398	4,954

	1,302	15,847	2,245	28,499

Shares repurchased	(6,935)	(76,307)	(51)	(657)

Net increase (decrease)	(5,633)	$(60,460)	2,194	$27,842

	Year ended 7/31/12		Year ended 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	43,357	$508,718	25,767	$328,152

Shares issued in connection with
reinvestment of distributions	2,494	28,583	2,972	36,858

	45,851	537,301	28,739	365,010

Shares repurchased	(17,202)	(202,171)	(10,689)	(137,375)

Net increase	28,649	$335,130	18,050	$227,635

	Year ended 7/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	61,399	$750,288	81,177	$1,047,643

Shares issued in connection with
reinvestment of distributions	6,708	77,945	12,229	153,599

	68,107	828,233	93,406	1,201,242

Shares repurchased	(87,866)	(1,003,948)	(45,415)	(579,715)

Net increase (decrease)	(19,759)	$(175,715)	47,991	$621,527

At the close of the reporting period, two shareholders of record owned 5.8% and 5.1%, respectively, of the outstanding shares of Putnam RetirementReady 2050 Fund.

Putnam RetirementReady 2045 Fund

	Year ended 7/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	147,675	$2,001,292	184,437	$2,635,641

Shares issued in connection with
reinvestment of distributions	15,280	199,248	46,780	654,453

	162,955	2,200,540	231,217	3,290,094

Shares repurchased	(345,958)	(4,694,279)	(298,840)	(4,276,976)

Net decrease	(183,003)	$(2,493,739)	(67,623)	$(986,882)

	Year ended 7/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	6,447	$84,138	5,813	$78,051

Shares issued in connection with
reinvestment of distributions	317	3,832	646	8,411

	6,764	87,970	6,459	86,462

Shares repurchased	(2,319)	(29,089)	(4,121)	(54,332)

Net increase	4,445	$58,881	2,338	$32,130

	Year ended 7/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	2,039	$26,173	1,061	$13,678

Shares issued in connection with
reinvestment of distributions	84	1,020	170	2,230

	2,123	27,193	1,231	15,908

Shares repurchased	(461)	(5,959)	(2)	(25)

Net increase	1,662	$21,234	1,229	$15,883

	Year ended 7/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	451	$6,002	163	$2,304

Shares issued in connection with
reinvestment of distributions	27	350	33	458

	478	6,352	196	2,762

Shares repurchased	(170)	(2,202)	(13)	(191)

Net increase	308	$4,150	183	$2,571

	Year ended 7/31/12		Year ended 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	28,606	$395,489	37,855	$559,616

Shares issued in connection with
reinvestment of distributions	2,213	29,498	3,785	54,157

	30,819	424,987	41,640	613,773

Shares repurchased	(24,661)	(350,431)	(20,294)	(294,954)

Net increase	6,158	$74,556	21,346	$318,819

	Year ended 7/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	63,830	$1,020,289	92,725	$1,542,875

Shares issued in connection with
reinvestment of distributions	5,001	76,315	19,607	319,601

	68,831	1,096,604	112,332	1,862,476

Shares repurchased	(233,124)	(3,376,657)	(58,556)	(965,368)

Net increase (decrease)	(164,293)	$(2,280,053)	53,776	$897,108

Putnam RetirementReady 2040 Fund

	Year ended 7/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	200,390	$2,971,147	264,520	$4,063,818

Shares issued in connection with
reinvestment of distributions	13,509	192,904	49,603	751,980

	213,899	3,164,051	314,123	4,815,798

Shares repurchased	(443,519)	(6,533,055)	(373,563)	(5,799,114)

Net decrease	(229,620)	$(3,369,004)	(59,440)	$(983,316)

	Year ended 7/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	3,954	$54,700	14,032	$198,807

Shares issued in connection with
reinvestment of distributions	577	7,703	1,523	21,676

	4,531	62,403	15,555	220,483

Shares repurchased	(2,739)	(38,301)	(5,010)	(72,092)

Net increase	1,792	$24,102	10,545	$148,391

	Year ended 7/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	4,073	$56,109	2,731	$39,828

Shares issued in connection with
reinvestment of distributions	235	3,122	395	5,589

	4,308	59,231	3,126	45,417

Shares repurchased	(2,345)	(32,937)	(481)	(6,668)

Net increase	1,963	$26,294	2,645	$38,749

	Year ended 7/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	1,607	$22,752	976	$14,653

Shares issued in connection with
reinvestment of distributions	15	209	85	1,219

	1,622	22,961	1,061	15,872

Shares repurchased	(1,958)	(25,727)	(285)	(4,219)

Net increase (decrease)	(336)	$(2,766)	776	$11,653

	Year ended 7/31/12		Year ended 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	44,275	$667,959	62,019	$986,028

Shares issued in connection with
reinvestment of distributions	2,818	41,230	6,370	98,983

	47,093	709,189	68,389	1,085,011

Shares repurchased	(30,712)	(462,378)	(27,157)	(426,585)

Net increase	16,381	$246,811	41,232	$658,426

	Year ended 7/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	66,318	$1,141,462	158,183	$2,785,652

Shares issued in connection with
reinvestment of distributions	4,991	81,944	27,012	470,017

	71,309	1,223,406	185,195	3,255,669

Shares repurchased	(426,141)	(6,625,044)	(105,271)	(1,826,784)

Net increase (decrease)	(354,832)	$(5,401,638)	79,924	$1,428,885

Putnam RetirementReady 2035 Fund

	Year ended 7/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	271,775	$4,132,607	396,742	$6,139,849

Shares issued in connection with
reinvestment of distributions	26,084	381,091	58,051	903,862

	297,859	4,513,698	454,793	7,043,711

Shares repurchased	(627,908)	(9,524,609)	(574,306)	(9,101,900)

Net decrease	(330,049)	$(5,010,911)	(119,513)	$(2,058,189)

	Year ended 7/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	8,053	$114,974	15,782	$233,495

Shares issued in connection with
reinvestment of distributions	961	13,075	1,458	21,193

	9,014	128,049	17,240	254,688

Shares repurchased	(5,195)	(73,248)	(8,433)	(125,495)

Net increase	3,819	$54,801	8,807	$129,193

	Year ended 7/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	4,134	$58,116	2,208	$32,525

Shares issued in connection with
reinvestment of distributions	431	5,874	694	10,099

	4,565	63,990	2,902	42,624

Shares repurchased	(5,316)	(73,572)	(1,281)	(19,200)

Net increase (decrease)	(751)	$(9,582)	1,621	$23,424

	Year ended 7/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	2,382	$35,951	1,084	$16,381

Shares issued in connection with
reinvestment of distributions	—	—	168	2,479

	2,382	35,951	1,252	18,860

Shares repurchased	(5,297)	(71,491)	(1,019)	(14,152)

Net increase (decrease)	(2,915)	$(35,540)	233	$4,708

	Year ended 7/31/12		Year ended 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	61,403	$888,091	65,736	$1,006,390

Shares issued in connection with
reinvestment of distributions	4,756	67,006	5,496	82,718

	66,159	955,097	71,232	1,089,108

Shares repurchased	(45,102)	(659,602)	(9,498)	(145,357)

Net increase	21,057	$295,495	61,734	$943,751

	Year ended 7/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	102,117	$1,768,656	198,852	$3,599,592

Shares issued in connection with
reinvestment of distributions	9,887	165,898	27,802	495,426

	112,004	1,934,554	226,654	4,095,018

Shares repurchased	(527,834)	(8,535,022)	(119,438)	(2,165,853)

Net increase (decrease)	(415,830)	$(6,600,468)	107,216	$1,929,165

At the close of the reporting period, a shareholder of record owned 5.8% of the outstanding shares of Putnam RetirementReady 2035 Fund.

Putnam RetirementReady 2030 Fund

	Year ended 7/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	309,321	$4,790,155	586,573	$9,298,025

Shares issued in connection with
reinvestment of distributions	27,957	418,234	60,521	953,819

	337,278	5,208,389	647,094	10,251,844

Shares repurchased	(875,125)	(13,521,663)	(726,990)	(11,673,053)

Net decrease	(537,847)	$(8,313,274)	(79,896)	$(1,421,209)

	Year ended 7/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	15,284	$228,895	17,631	$268,945

Shares issued in connection with
reinvestment of distributions	1,114	15,932	1,619	24,468

	16,398	244,827	19,250	293,413

Shares repurchased	(14,552)	(217,128)	(11,240)	(172,286)

Net increase	1,846	$27,699	8,010	$121,127

	Year ended 7/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	9,025	$135,339	9,268	$142,712

Shares issued in connection with
reinvestment of distributions	651	9,323	918	13,897

	9,676	144,662	10,186	156,609

Shares repurchased	(10,015)	(152,194)	(816)	(12,613)

Net increase (decrease)	(339)	$(7,532)	9,370	$143,996

	Year ended 7/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	1,486	$22,079	3,913	$59,548

Shares issued in connection with
reinvestment of distributions	—	—	1,250	18,912

	1,486	22,079	5,163	78,460

Shares repurchased	(34,759)	(475,351)	(8,089)	(125,622)

Net decrease	(33,273)	$(453,272)	(2,926)	$(47,162)

	Year ended 7/31/12		Year ended 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	108,944	$1,554,420	136,594	$2,094,359

Shares issued in connection with
reinvestment of distributions	6,479	92,131	7,934	119,254

	115,423	1,646,551	144,528	2,213,613

Shares repurchased	(34,935)	(526,974)	(59,785)	(923,744)

Net increase	80,488	$1,119,577	84,743	$1,289,869

	Year ended 7/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	107,472	$1,872,128	228,922	$4,110,421

Shares issued in connection with
reinvestment of distributions	9,361	158,198	23,374	415,362

	116,833	2,030,326	252,296	4,525,783

Shares repurchased	(538,973)	(8,816,511)	(116,960)	(2,079,592)

Net increase (decrease)	(422,140)	$(6,786,185)	135,336	$2,446,191

Putnam RetirementReady 2025 Fund

	Year ended 7/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	434,734	$7,228,269	679,508	$11,410,721

Shares issued in connection with
reinvestment of distributions	49,196	788,118	72,578	1,223,668

	483,930	8,016,387	752,086	12,634,389

Shares repurchased	(981,975)	(16,276,554)	(881,683)	(15,102,759)

Net decrease	(498,045)	$(8,260,167)	(129,597)	$(2,468,370)

	Year ended 7/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	11,440	$177,715	11,409	$184,514

Shares issued in connection with
reinvestment of distributions	1,689	25,474	1,641	26,127

	13,129	203,189	13,050	210,641

Shares repurchased	(16,234)	(255,149)	(15,436)	(248,248)

Net decrease	(3,105)	$(51,960)	(2,386)	$(37,607)

	Year ended 7/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	14,652	$228,779	10,733	$173,377

Shares issued in connection with
reinvestment of distributions	1,028	15,519	723	11,539

	15,680	244,298	11,456	184,916

Shares repurchased	(8,198)	(124,765)	(1,924)	(30,817)

Net increase	7,482	$119,533	9,532	$154,099

	Year ended 7/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	2,502	$39,427	2,251	$37,396

Shares issued in connection with
reinvestment of distributions	275	4,205	294	4,744

	2,777	43,632	2,545	42,140

Shares repurchased	(4,258)	(65,161)	(2,824)	(45,766)

Net decrease	(1,481)	$(21,529)	(279)	$(3,626)

	Year ended 7/31/12		Year ended 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	64,032	$992,605	117,867	$1,895,897

Shares issued in connection with
reinvestment of distributions	7,862	118,241	6,998	111,130

	71,894	1,110,846	124,865	2,007,027

Shares repurchased	(66,196)	(1,042,626)	(34,045)	(551,550)

Net increase	5,698	$68,220	90,820	$1,455,477

	Year ended 7/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	139,153	$2,343,898	206,851	$3,566,653

Shares issued in connection with
reinvestment of distributions	17,099	274,787	26,510	448,550

	156,252	2,618,685	233,361	4,015,203

Shares repurchased	(443,783)	(7,047,710)	(130,132)	(2,262,058)

Net increase (decrease)	(287,531)	$(4,429,025)	103,229	$1,753,145

At the close of the reporting period, a shareholder of record owned 6.0% of the outstanding shares of Putnam RetirementReady 2025 Fund.

Putnam RetirementReady 2020 Fund

	Year ended 7/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	410,269	$6,494,648	867,868	$13,971,380

Shares issued in connection with
reinvestment of distributions	72,256	1,096,118	81,883	1,309,311

	482,525	7,590,766	949,751	15,280,691

Shares repurchased	(946,479)	(14,961,498)	(1,133,323)	(18,454,240)

Net decrease	(463,954)	$(7,370,732)	(183,572)	$(3,173,549)

	Year ended 7/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	15,136	$232,249	15,642	$242,977

Shares issued in connection with
reinvestment of distributions	2,139	31,417	1,296	20,109

	17,275	263,666	16,938	263,086

Shares repurchased	(7,685)	(117,315)	(12,631)	(199,500)

Net increase	9,590	$146,351	4,307	$63,586

	Year ended 7/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	15,120	$231,373	21,299	$337,014

Shares issued in connection with
reinvestment of distributions	1,853	27,309	801	12,479

	16,973	258,682	22,100	349,493

Shares repurchased	(8,217)	(124,149)	(8,373)	(129,143)

Net increase	8,756	$134,533	13,727	$220,350

	Year ended 7/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	440	$6,765	2,106	$33,433

Shares issued in connection with
reinvestment of distributions	423	6,310	436	6,857

	863	13,075	2,542	40,290

Shares repurchased	(5,646)	(86,032)	(4,785)	(76,626)

Net decrease	(4,783)	$(72,957)	(2,243)	$(36,336)

	Year ended 7/31/12		Year ended 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	60,475	$920,948	184,795	$2,926,770

Shares issued in connection with
reinvestment of distributions	9,778	143,151	7,734	119,643

	70,253	1,064,099	192,529	3,046,413

Shares repurchased	(75,530)	(1,156,196)	(63,109)	(999,470)

Net increase (decrease)	(5,277)	$(92,097)	129,420	$2,046,943

	Year ended 7/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	41,342	$718,352	167,943	$3,019,186

Shares issued in connection with
reinvestment of distributions	11,540	194,103	17,917	316,238

	52,882	912,455	185,860	3,335,424

Shares repurchased	(432,371)	(7,304,726)	(80,375)	(1,447,585)

Net increase (decrease)	(379,489)	$(6,392,271)	105,485	$1,887,839

At the close of the reporting period, a shareholder of record owned 7.7% of the outstanding shares of Putnam RetirementReady 2020 Fund.

Putnam RetirementReady 2015 Fund

	Year ended 7/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	313,849	$5,105,869	776,123	$12,933,881

Shares issued in connection with
reinvestment of distributions	63,119	984,653	72,069	1,188,416

	376,968	6,090,522	848,192	14,122,297

Shares repurchased	(886,677)	(14,474,353)	(1,028,648)	(17,320,026)

Net decrease	(509,709)	$(8,383,831)	(180,456)	$(3,197,729)

	Year ended 7/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	8,369	$132,091	7,882	$130,319

Shares issued in connection with
reinvestment of distributions	1,368	20,775	795	12,807

	9,737	152,866	8,677	143,126

Shares repurchased	(10,541)	(166,815)	(8,840)	(143,942)

Net decrease	(804)	$(13,949)	(163)	$(816)

	Year ended 7/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	4,837	$75,847	19,837	$325,163

Shares issued in connection with
reinvestment of distributions	1,295	19,650	676	10,883

	6,132	95,497	20,513	336,046

Shares repurchased	(19,366)	(304,553)	(22,565)	(368,922)

Net decrease	(13,234)	$(209,056)	(2,052)	$(32,876)

	Year ended 7/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	278	$4,416	11,587	$191,939

Shares issued in connection with
reinvestment of distributions	408	6,293	648	10,530

	686	10,709	12,235	202,469

Shares repurchased	(11,566)	(181,659)	(16,595)	(273,219)

Net decrease	(10,880)	$(170,950)	(4,360)	$(70,750)

	Year ended 7/31/12		Year ended 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	60,405	$946,163	81,450	$1,333,779

Shares issued in connection with
reinvestment of distributions	8,666	130,764	6,529	104,459

	69,071	1,076,927	87,979	1,438,238

Shares repurchased	(77,866)	(1,233,179)	(43,479)	(709,479)

Net increase (decrease)	(8,795)	$(156,252)	44,500	$728,759

	Year ended 7/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	37,077	$604,322	83,432	$1,412,705

Shares issued in connection with
reinvestment of distributions	8,244	128,681	13,241	218,882

	45,321	733,003	96,673	1,631,587

Shares repurchased	(299,622)	(4,785,079)	(67,277)	(1,132,228)

Net increase (decrease)	(254,301)	$(4,052,076)	29,396	$499,359

At the close of the reporting period, a shareholder of record owned 6.3% of the outstanding shares of Putnam RetirementReady 2015 Fund.

Putnam Retirement Income Fund Lifestyle 1

	Year ended 7/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	419,483	$6,694,373	338,498	$5,491,780

Shares issued in connection with
reinvestment of distributions	20,507	321,700	42,537	681,755

Shares issued in connection with the
merger of Putnam RetirementReady
2010 Fund	—	—	932,080	15,192,189

	439,990	7,016,073	1,313,115	21,365,724

Shares repurchased	(634,347)	(10,118,490)	(655,091)	(10,652,298)

Net increase (decrease)	(194,357)	$(3,102,417)	658,024	$10,713,426

	Year ended 7/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	800	$12,804	2,852	$45,527

Shares issued in connection with
reinvestment of distributions	131	2,049	239	3,812

Shares issued in connection with the
merger of Putnam RetirementReady
2010 Fund	—	—	8,578	139,970

	931	14,853	11,669	189,309

Shares repurchased	(2,110)	(33,841)	(1,687)	(27,429)

Net increase (decrease)	(1,179)	$(18,988)	9,982	$161,880

	Year ended 7/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	6,413	$102,336	14,546	$238,632

Shares issued in connection with
reinvestment of distributions	394	6,158	641	10,296

Shares issued in connection with the
merger of Putnam RetirementReady
2010 Fund	—	—	18,510	302,719

	6,807	108,494	33,697	551,647

Shares repurchased	(4,465)	(70,686)	(12,020)	(195,787)

Net increase	2,342	$37,808	21,677	$355,860

	Year ended 7/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	257	$4,118	1,406	$22,886

Shares issued in connection with
reinvestment of distributions	298	4,680	495	7,937

Shares issued in connection with the
merger of Putnam RetirementReady
2010 Fund	—	—	5,199	84,939

	555	8,798	7,100	115,762

Shares repurchased	(1,328)	(21,135)	(6,793)	(110,096)

Net increase (decrease)	(773)	$(12,337)	307	$5,666

	Year ended 7/31/12		Year ended 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	26,334	$420,770	52,083	$844,749

Shares issued in connection with
reinvestment of distributions	1,335	20,869	2,494	39,927

Shares issued in connection with the
merger of Putnam RetirementReady
2010 Fund	—	—	57,602	938,569

	27,669	441,639	112,179	1,823,245

Shares repurchased	(38,984)	(626,094)	(38,428)	(621,184)

Net increase (decrease)	(11,315)	$(184,455)	73,751	$1,202,061

	Year ended 7/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	16,823	$267,737	59,711	$971,688

Shares issued in connection with
reinvestment of distributions	2,730	42,915	9,716	156,340

Shares issued in connection with the
merger of Putnam RetirementReady
2010 Fund	—	—	144,487	2,361,937

	19,553	310,652	213,914	3,489,965

Shares repurchased	(298,179)	(4,669,987)	(46,453)	(757,907)

Net increase (decrease)	(278,626)	$(4,359,335)	167,461	$2,732,058

At the close of the reporting period, a shareholder of record owned 18.6% of the outstanding shares of Putnam Retirement Income Fund Lifestyle 1.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of each fund:

		Percentage of
		shares	Value at
	Shares owned	outstanding	7/31/12

Putnam RetirementReady 2055 Fund class B	1,107	88.90%	$10,756

Putnam RetirementReady 2055 Fund class C	1,116	29.70%	10,765

Putnam RetirementReady 2055 Fund class M	1,112	100.00%	10,805

Putnam RetirementReady 2055 Fund class R	1,116	72.70%	10,851

Putnam RetirementReady 2050 Fund class M	96	6.80%	1,219

Putnam RetirementReady 2050 Fund class Y	1,002	0.50%	12,651

Putnam RetirementReady 2045 Fund class M	68	7.20%	936

Putnam RetirementReady 2045 Fund class Y	746	0.40%	12,367

Putnam RetirementReady 2040 Fund class M	7	0.40%	101

Putnam RetirementReady 2035 Fund class M	1,217	59.20%	18,643

Note 5: Initial capitalization and offering of shares

Putnam RetirementReady 2055 Fund was established as a series of the Trust on November 30, 2010. Prior to November 30, 2010, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$10,000	1,000

Class B	$10,000	1,000

Class C	$10,000	1,000

Class M	$10,000	1,000

Class R	$10,000	1,000

Class Y	$10,000	1,000

Note 6: Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% or more of the outstanding voting securities, or a company which is under common ownership or control were as follows:

Putnam RetirementReady 2055 Fund

	Market value					Market value
	at beginning					at end
	of reporting	Purchase	Sale	Investment	Capital gain	of reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund	$1,318	$5,278	$3,664	$32	$—	$2,907

Putnam Absolute Return
300 Fund	—	—	—	—	—	—

Putnam Absolute Return
500 Fund	5,819	22,846	15,962	261	—	12,946

Putnam Absolute Return
700 Fund	19,831	77,823	54,229	1,135	—	44,261

Putnam Dynamic Asset
Allocation Balanced Fund	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Conservative Fund	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Equity Fund	190,948	758,045	494,877	—	30,126	430,108

Putnam Dynamic Asset
Allocation Growth Fund	41,923	158,417	107,643	352	—	94,212

Putnam Money Market Fund	1,092	6,160	4,599	—	—	2,653

Totals	$260,931	$1,028,569	$680,974	$1,780	$30,126	$587,087

Market values are shown for those securities affiliated at period end.

Putnam RetirementReady 2050 Fund

	Market value					Market value
	at beginning					at end
	of reporting	Purchase	Sale	Investment	Capital gain	of reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund	$56,158	$34,128	$38,639	$709	$—	$50,465

Putnam Absolute Return
300 Fund	—	—	—	—	—	—

Putnam Absolute Return
500 Fund	176,674	100,131	116,703	4,173	—	160,574

Putnam Absolute Return
700 Fund	601,780	340,486	392,395	18,197	—	549,021

Putnam Dynamic Asset
Allocation Balanced Fund	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Conservative Fund	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Equity Fund	5,739,955	2,995,002	3,023,935	—	493,970	5,166,863

Putnam Dynamic Asset
Allocation Growth Fund	1,264,617	770,411	729,428	6,762	—	1,321,947

Putnam Money Market Fund	36,289	35,647	39,559	1	—	32,377

Totals	$7,875,473	$4,275,805	$4,340,659	$29,842	$493,970	$7,281,247

Market values are shown for those securities affiliated at period end.

Putnam RetirementReady 2045 Fund

	Market value					Market value
	at beginning					at end
	of reporting	Purchase	Sale	Investment	Capital gain	of reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund	$195,863	$81,460	$135,948	$2,057	$—	$137,371

Putnam Absolute Return
300 Fund	—	—	—	—	—	—

Putnam Absolute Return
500 Fund	359,457	127,458	248,728	6,535	—	235,366

Putnam Absolute Return
700 Fund	1,224,426	433,067	836,788	28,463	—	804,772

Putnam Dynamic Asset
Allocation Balanced Fund	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Conservative Fund	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Equity Fund	9,366,189	2,951,794	5,419,172	—	608,715	5,931,389

Putnam Dynamic Asset
Allocation Growth Fund	4,825,995	1,742,815	2,952,564	19,321	—	3,522,420

Putnam Money Market Fund	74,660	49,250	76,475	3	—	47,435

Totals	$16,046,590	$5,385,844	$9,669,675	$56,379	$608,715	$10,678,753

Market values are shown for those securities affiliated at period end.

Putnam RetirementReady 2040 Fund

	Market value					Market value
	at beginning					at end
	of reporting	Purchase	Sale	Investment	Capital gain	of reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund	$503,885	$185,877	$351,150	$5,017	$—	$328,083

Putnam Absolute Return
300 Fund	—	—	—	—	—	—

Putnam Absolute Return
500 Fund	554,867	172,067	388,103	9,419	—	332,159

Putnam Absolute Return
700 Fund	1,890,069	584,699	1,305,503	41,078	—	1,135,720

Putnam Dynamic Asset
Allocation Balanced Fund	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Conservative Fund	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Equity Fund	10,064,680	2,735,670	6,075,205	—	587,004	5,600,251

Putnam Dynamic Asset
Allocation Growth Fund	11,669,783	3,539,108	7,208,649	42,643	—	7,614,823

Putnam Money Market Fund	115,282	71,983	120,978	7	—	66,287

Totals	$24,798,566	$7,289,404	$15,449,588	$98,164	$587,004	$15,077,323

Market values are shown for those securities affiliated at period end.

Putnam RetirementReady 2035 Fund

	Market value					Market value
	at beginning					at end
	of reporting	Purchase	Sale	Investment	Capital gain	of reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund	$904,340	$316,221	$634,676	$9,206	$—	$566,710

Putnam Absolute Return
300 Fund	—	83,634	38,525	521	—	45,948

Putnam Absolute Return
500 Fund	1,303,699	434,929	857,278	26,246	—	872,168

Putnam Absolute Return
700 Fund	2,894,827	969,383	1,872,332	75,056	—	1,956,684

Putnam Dynamic Asset
Allocation Balanced Fund	—	734,139	359,574	6,428	—	437,130

Putnam Dynamic Asset
Allocation Conservative Fund	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Equity Fund	5,880,939	1,546,754	3,649,939	—	344,213	3,112,075

Putnam Dynamic Asset
Allocation Growth Fund	24,246,587	6,079,477	13,978,236	92,297	—	15,617,230

Putnam Money Market Fund	455,562	233,815	361,912	26	—	327,465

Totals	$35,685,954	$10,398,352	$21,752,472	$209,780	$344,213	$22,935,410

Market values are shown for those securities affiliated at period end.

Putnam RetirementReady 2030 Fund

	Market value					Market value
	at beginning					at end
	of reporting	Purchase	Sale	Investment	Capital gain	of reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund	$1,178,533	$417,486	$718,482	$13,958	$—	$852,209

Putnam Absolute Return
300 Fund	565,218	391,672	421,692	5,992	—	524,428

Putnam Absolute Return
500 Fund	2,359,702	699,471	1,443,167	48,685	—	1,602,592

Putnam Absolute Return
700 Fund	4,951,458	1,484,462	2,954,390	132,903	—	3,431,148

Putnam Dynamic Asset
Allocation Balanced Fund	4,681,172	3,820,517	3,829,951	94,994	—	4,881,146

Putnam Dynamic Asset
Allocation Conservative Fund	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Equity Fund	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Growth Fund	31,594,235	6,297,173	18,070,533	112,317	—	18,687,735

Putnam Money Market Fund	1,300,024	469,696	936,352	97	—	833,368

Totals	$46,630,342	$13,580,477	$28,374,567	$408,946	$—	$30,812,626

Market values are shown for those securities affiliated at period end.

Putnam RetirementReady 2025 Fund

	Market value					Market value
	at beginning					at end
	of reporting	Purchase	Sale	Investment	Capital gain	of reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund	$1,876,429	$691,609	$1,106,732	$22,364	$—	$1,420,996

Putnam Absolute Return
300 Fund	2,291,528	1,001,937	1,349,413	20,806	—	1,894,801

Putnam Absolute Return
500 Fund	3,130,883	1,229,789	1,826,190	74,061	—	2,536,684

Putnam Absolute Return
700 Fund	6,986,821	2,207,822	4,006,465	190,834	—	5,126,434

Putnam Dynamic Asset
Allocation Balanced Fund	20,705,185	7,388,133	11,864,544	333,157	—	16,282,805

Putnam Dynamic Asset
Allocation Conservative Fund	—	596,366	249,891	5,873	—	380,046

Putnam Dynamic Asset
Allocation Equity Fund	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Growth Fund	14,951,336	3,341,874	8,862,647	50,961	—	8,828,360

Putnam Money Market Fund	1,802,238	744,142	1,147,419	125	—	1,398,961

Totals	$51,744,420	$17,201,672	$30,413,301	$698,181	$—	$37,869,087

Market values are shown for those securities affiliated at period end.

Putnam RetirementReady 2020 Fund

	Market value					Market value
	at beginning					at end
	of reporting	Purchase	Sale	Investment	Capital gain	of reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund	$2,307,408	$718,904	$1,300,175	$29,023	$—	$1,675,095

Putnam Absolute Return
300 Fund	4,120,325	1,398,063	2,333,948	37,344	—	3,089,974

Putnam Absolute Return
500 Fund	4,914,837	2,050,167	3,005,245	127,426	—	3,969,107

Putnam Absolute Return
700 Fund	6,727,782	1,663,950	3,851,284	182,399	—	4,457,313

Putnam Dynamic Asset
Allocation Balanced Fund	26,075,092	5,583,675	15,074,952	368,619	—	16,187,606

Putnam Dynamic Asset
Allocation Conservative Fund	2,463,355	2,423,986	2,114,667	54,593	—	2,894,610

Putnam Dynamic Asset
Allocation Equity Fund	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Growth Fund	—	—	—	—	—	—

Putnam Money Market Fund	2,285,317	772,339	1,405,551	191	—	1,652,106

Totals	$48,894,116	$14,611,084	$29,085,822	$799,595	$—	$33,925,811

Market values are shown for those securities affiliated at period end.

Putnam RetirementReady 2015 Fund

	Market value					Market value
	at beginning					at end
	of reporting	Purchase	Sale	Investment	Capital gain	of reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund	$2,414,382	$840,376	$1,506,277	$29,645	$—	$1,695,428

Putnam Absolute Return
300 Fund	5,065,750	1,910,150	3,187,226	44,797	—	3,671,515

Putnam Absolute Return
500 Fund	8,057,659	2,565,198	4,960,135	183,475	—	5,645,138

Putnam Absolute Return
700 Fund	3,502,207	735,790	2,246,032	80,037	—	1,930,862

Putnam Dynamic Asset
Allocation Balanced Fund	9,987,942	1,953,866	6,572,692	124,853	—	5,111,396

Putnam Dynamic Asset
Allocation Conservative Fund	8,764,380	3,211,255	5,660,427	134,009	—	6,424,233

Putnam Dynamic Asset
Allocation Equity Fund	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Growth Fund	—	—	—	—	—	—

Putnam Money Market Fund	2,395,647	705,654	1,578,660	384	—	1,522,641

Totals	$40,187,967	$11,922,289	$25,711,449	$597,200	$—	$26,001,213

Market values are shown for those securities affiliated at period end.

Putnam Retirement Income Fund Lifestyle 1

	Market value					Market value
	at beginning					at end
	of reporting	Purchase	Sale	Investment	Capital gain	of reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund	$2,612,128	$872,532	$1,531,966	$35,406	$—	$1,892,189

Putnam Absolute Return
300 Fund	6,089,576	1,980,529	3,449,782	58,405	—	4,474,680

Putnam Absolute Return
500 Fund	8,717,716	2,727,602	5,023,073	221,011	—	6,386,624

Putnam Absolute Return
700 Fund	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Balanced Fund	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Conservative Fund	9,904,673	3,075,641	5,807,756	149,853	—	7,265,865

Putnam Dynamic Asset
Allocation Equity Fund	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Growth Fund	—	—	—	—	—	—

Putnam Money Market Fund	1,729,325	615,992	1,098,551	174	—	1,246,766

Totals	$29,053,418	$9,272,296	$16,911,128	$464,849	$—	$21,266,124

Market values are shown for those securities affiliated at period end.

Note 7: Acquisition of Putnam RetirementReady 2010 Fund

On November 8, 2010, Putnam Retirement Income Fund Lifestyle 1 issued 932,080, 8,578, 18,510, 5,199, 57,602 and 144,487 class A, class B, class C, class M, class R and class Y shares, respectively, for 990,361, 9,336, 20,437, 5,624, 62,930, and 145,283 class A, class B, class C, class M, class R and class Y shares of Putnam RetirementReady 2010 Fund to acquire that fund’s net assets in a tax-free exchange. The purpose of the transaction, which was contemplated by the funds’ prospectus, was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam RetirementReady 2010 Fund, with a fair value of $19,025,161 and an identified cost of $18,067,646 at November 5, 2010, was the principal asset acquired by Putnam Retirement Income Fund Lifestyle 1. The net assets of Putnam Retirement Income Fund Lifestyle 1 and Putnam RetirementReady 2010 Fund on November 5, 2010, were $13,900,864 and $19,020,323, respectively. On November 5, 2010, Putnam RetirementReady 2010 Fund had undistributed net investment loss of $5,304, accumulated net realized (loss) of $11,649,678 and unrealized appreciation of $957,515. The aggregate net assets of Putnam Retirement Income Fund Lifestyle 1 immediately following the acquisition were $32,921,187.

Information presented in the Statement of changes in net assets for the period ended July 31, 2011 reflect only the operations of Putnam Retirement Income Fund Lifestyle 1.

Assuming the acquisition had been completed on August 1, 2010, the fund’s pro forma results of operations for the period ended July 31, 2011 are as follows:

Net investment Income	$909,517
Net gain (loss) on investments	$939,533
Net increase (decrease) in net assets resulting from operations	$1,849,050

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam RetirementReady 2010 Fund that have been included in Putnam Retirement Income Fund Lifestyle 1’s statement of operations for the current fiscal period.

Note 8: Market, credit and other risks

In the normal course of business, the underlying Putnam Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam Funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The underlying Putnam Funds may invest in foreign securities that involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The underlying Putnam Funds may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011-04 did not have a material impact on the funds financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the funds financial statements.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, Putnam RetirementReady 2055 Fund hereby designates $8,319 as a capital gain dividend with respect to the taxable year ended July 31, 2012, or, if subsequently determined to be different, the net capital gain of such year.

Each fund designated the following percentages of ordinary income distributions as qualifying for the dividends received deduction for corporations:

Qualifying %

Putnam RetirementReady 2055 Fund	16.40%

Putnam RetirementReady 2050 Fund	20.67

Putnam RetirementReady 2045 Fund	21.82

Putnam RetirementReady 2040 Fund	24.42

Putnam RetirementReady 2035 Fund	30.46

Putnam RetirementReady 2030 Fund	39.49

Putnam RetirementReady 2025 Fund	36.69

Putnam RetirementReady 2020 Fund	32.31

Putnam RetirementReady 2015 Fund	23.12

Putnam Retirement Income Fund Lifestyle 1	14.32

For the reporting period ended, each fund hereby designates the following percentages, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates:

Qualifying %

Putnam RetirementReady 2055 Fund	36.36%

Putnam RetirementReady 2050 Fund	53.25

Putnam RetirementReady 2045 Fund	54.49

Putnam RetirementReady 2040 Fund	57.73

Putnam RetirementReady 2035 Fund	61.69

Putnam RetirementReady 2030 Fund	57.81

Putnam RetirementReady 2025 Fund	43.81

Putnam RetirementReady 2020 Fund	36.22

Putnam RetirementReady 2015 Fund	28.17

Putnam Retirement Income Fund Lifestyle 1	19.85

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Michael J. Higgins
Putnam Investment	Robert J. Darretta	Vice President and Treasurer
Management, LLC	Katinka Domotorffy
One Post Office Square	John A. Hill	Janet C. Smith
Boston, MA 02109	Paul L. Joskow	Vice President,
	Elizabeth T. Kennan	Principal Accounting Officer,
Investment Sub-Manager	Kenneth R. Leibler	and Assistant Treasurer
Putnam Investments Limited	Robert E. Patterson
57–59 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1LD	Robert L. Reynolds	Vice President and
	W. Thomas Stephens	Assistant Treasurer
Marketing Services
Putnam Retail Management	Officers	James P. Pappas
One Post Office Square	Robert L. Reynolds	Vice President
Boston, MA 02109	President
Mark C. Trenchard
Custodian	Jonathan S. Horwitz	Vice President and
State Street Bank	Executive Vice President,	BSA Compliance Officer
and Trust Company	Principal Executive Officer,
	and Compliance Liaison	Judith Cohen
Legal Counsel		Vice President, Clerk,
Ropes & Gray LLP	Steven D. Krichmar	and Associate Treasurer
Vice President and
Independent Registered	Principal Financial Officer	Nancy E. Florek
Public Accounting Firm		Vice President, Proxy Manager,
PricewaterhouseCoopers LLP	Robert T. Burns	Assistant Clerk, and
	Vice President and	Associate Treasurer
Trustees	Chief Legal Officer
Jameson A. Baxter, Chair
Liaquat Ahamed	Robert R. Leveille
Ravi Akhoury	Vice President and
Barbara M. Baumann	Chief Compliance Officer

This report is for the information of shareholders of Putnam RetirementReady Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

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AN097
276198 9/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2012	$114,141	$--	$55,825	$ —
July 31, 2011	$154,793	$5,167*	$36,133	$ —

**	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended July 31, 2012 and July 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $217,834 and $213,682 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2012	$ —	$45,000	$ —	$ —

July 31, 2011	$ —	$173,510	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam RetirementReady Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2012